UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

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PUTNAM ASSET ALLOCATION FUNDS

PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND

PUTNAM CONVERTIBLE SECURITIES FUND

PUTNAM DIVERSIFIED INCOME TRUST

PUTNAM FOCUSED INTERNATIONAL EQUITY FUND

PUTNAM FUNDS TRUST

GEORGE PUTNAM BALANCED FUND

PUTNAM GLOBAL HEALTH CARE FUND

PUTNAM GLOBAL INCOME TRUST

PUTNAM HIGH YIELD FUND

PUTNAM INCOME FUND

PUTNAM INTERNATIONAL EQUITY FUND

PUTNAM INVESTMENT FUNDS

PUTNAM LARGE CAP VALUE FUND

PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND

PUTNAM MINNESOTA TAX EXEMPT INCOME FUND

PUTNAM MONEY MARKET FUND

PUTNAM MORTGAGE SECURITIES FUND

PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

PUTNAM OHIO TAX EXEMPT INCOME FUND

PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

PUTNAM SUSTAINABLE LEADERS FUND

PUTNAM TARGET DATE FUNDS

PUTNAM TAX EXEMPT INCOME FUND

PUTNAM TAX-FREE INCOME TRUST

PUTNAM VARIABLE TRUST

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# We Need Your Vote

Please vote today on matters affecting your investment in the Putnam closed-end funds.

**Your prompt response to this proxy statement is important.**

**Voting now can help save costs.**

## Voting Options

See enclosed voting card for instructions.

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**Online** **Phone** **Mail**

A world of investing.™

Putnam INVESTMENTS

A message from Putnam
Investments and the Trustees
of the Putnam funds

Putnam Asset Allocation Funds
Putnam California Tax Exempt Income Fund
Putnam Convertible Securities Fund
Putnam Diversified Income Trust
Putnam Focused International Equity Fund
Putnam Funds Trust
George Putnam Balanced Fund
Putnam Global Health Care Fund
Putnam Global Income Trust
Putnam High Yield Fund
Putnam Income Fund
Putnam International Equity Fund
Putnam Investment Funds
Putnam Large Cap Value Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Mortgage Securities Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Sustainable Leaders Fund
Putnam Target Date Funds
Putnam Tax Exempt Income Fund
Putnam Tax-Free Income Trust
Putnam Variable Trust

A few minutes of your time now can help save time and expenses later.

Dear Fellow Shareholder:

We are asking for your vote on important matters affecting your investment in one or more of the Putnam open-end funds. These Putnam funds will hold a special shareholder meeting on June 29, 2022 in Boston, Massachusetts. We are asking you — and all shareholders — to consider and vote on the important matters described below.

You may vote conveniently by:

• Visiting the website listed on the proxy card.

• Calling by telephone, using the toll-free number listed on the proxy card.

• Mailing the enclosed proxy card — be sure to sign, date, and return the card in the enclosed postage-paid envelope.

Of course, you are also welcome to attend the special shareholder meeting on June 29, 2022, and vote your shares during the meeting. The Trustees of the Putnam funds unanimously recommend that you vote “FOR” all proposals described below.

1. Electing Trustees.

Shareholders of all open-end Putnam funds, including your fund, are being asked to elect Trustees at the upcoming special meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting shareholders. Trustees are responsible for approving the fees paid to your fund’s investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund’s auditors, monitoring conflicts of interest, overseeing the fund’s compliance with federal securities laws, and voting proxies for the fund’s portfolio securities. All but one of your fund’s Trustees currently are independent of the fund and Putnam Investment Management, LLC (“Putnam Management”). All of the current Trustees work on your behalf and have been nominated for re-election, except for two Trustees who are retiring. The Trustees have also nominated Jennifer Williams Murphy and Marie Pillai to stand for election to your fund’s Board. If elected, Mses. Murphy and Pillai will serve as Trustees beginning July 1, 2022. Each other nominee is currently a Trustee of your fund and of the other Putnam funds and, if elected, will continue to serve in that capacity without interruption.

We recommend you vote to elect all Trustees.

2. Approving a change to certain funds’ sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.”

Shareholders of Putnam Emerging Markets Equity Fund, Putnam Growth Opportunities Fund, Putnam VT Emerging Markets Equity Fund, and Putnam VT Growth Opportunities Fund are being asked to approve a change in those funds’ sub-classifications under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified.” In order to meet the requirements of the funds’ current diversification classification, the funds currently must limit the purchases of certain companies relative to their weights in the corresponding benchmark index, even if Putnam Management finds them to be attractive investment opportunities. As a non-diversified fund, each fund would have greater flexibility to invest more of its assets in the securities of fewer issuers than it currently does as a diversified fund. This means that each fund would be able, if desired for investment purposes, to invest a greater portion of its assets in one or more of the large constituents of the corresponding index. Each fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would increase its vulnerability to factors affecting a single investment. If shareholders approve this change with respect to a fund, the fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the fund is non-diversified.

We recommend that you vote to change these funds’ sub-classification under the 1940 Act from “diversified” to “non-diversified.”

3. Approving an amendment to certain funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer.

Shareholders of six funds are being asked to approve an amendment to those funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer. The amendment is designed to standardize the investment policies with those of other Putnam funds and to provide portfolio managers with added investment flexibility.

We recommend you vote to approve the amendment to these funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer.

Detailed information regarding these proposals may be found in the enclosed proxy statement.

Please vote today.

We encourage you to sign and return your proxy card today or, alternatively, to vote online or by telephone using the voting control number that appears on your proxy card. Delaying your vote will increase fund expenses if further mailings are required. Your shares will be voted on your behalf exactly as you have instructed. If you sign the proxy card without specifying your vote, your shares will be voted in accordance with the Trustees’ recommendations.

Your vote is extremely important. If you have questions, please call toll-free 1-833-501-4818 or contact your financial professional.

We appreciate your participation and prompt response, and thank you for investing in the Putnam funds.

[ ], 2022

Table of Contents

Notice of Special Meeting of Shareholders	[]
Trustees’ Recommendations	[]
The Proposals	[]
1. ELECTING TRUSTEES	[]
2. APPROVING A CHANGE TO CERTAIN FUNDS’ SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”	[]
3. APPROVING AN AMENDMENT TO CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT POLICY REGARDING THE ACQUISITION OF VOTING SECURITIES OF ANY ISSUER	[]
Further Information About Voting and the Special Meeting	[]
Fund Information	[]

Appendix A—Number of Shares Outstanding as of the Record Date	A-1
Appendix B—Auditors	B-1
Appendix C—Dollar Range and Number of Shares Beneficially Owned	C-1
Appendix D—Trustee Compensation Table	D-1
Appendix E—5% Beneficial Ownership	E-1

PROXY CARD(S) ENCLOSED

If you have any questions, please call toll-free 1-833-501-4818 or call your financial professional.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on June 29, 2022.

The proxy statement is available at https://www.putnam.com/static/pdf/email/all-putnam-funds-proxy-statement.pdf.

1

Notice of Special Meeting of Shareholders

To the Shareholders of:

PUTNAM ASSET ALLOCATION FUNDS

PUTNAM DYNAMIC ASSET ALLOCATION BALANCED FUND

PUTNAM DYNAMIC ASSET ALLOCATION CONSERVATIVE FUND

PUTNAM DYNAMIC ASSET ALLOCATION GROWTH FUND

PUTNAM INCOME STRATEGIES PORTFOLIO

PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND

PUTNAM CONVERTIBLE SECURITIES FUND

PUTNAM DIVERSIFIED INCOME TRUST

PUTNAM FOCUSED INTERNATIONAL EQUITY FUND

PUTNAM FUNDS TRUST

PUTNAM DYNAMIC ASSET ALLOCATION EQUITY FUND

PUTNAM DYNAMIC RISK ALLOCATION FUND

PUTNAM EMERGING MARKETS EQUITY FUND

PUTNAM FIXED INCOME ABSOLUTE RETURN FUND

PUTNAM FLOATING RATE INCOME FUND

PUTNAM FOCUSED EQUITY FUND

PUTNAM GLOBAL TECHNOLOGY FUND

PUTNAM INTERMEDIATE-TERM MUNICIPAL INCOME FUND

PUTNAM INTERNATIONAL VALUE FUND

PUTNAM MORTGAGE OPPORTUNITIES FUND

PUTNAM MULTI-ASSET ABSOLUTE RETURN FUND

PUTNAM MULTI-CAP CORE FUND

PUTNAM SHORT DURATION BOND FUND

PUTNAM SHORT TERM INVESTMENT FUND

PUTNAM SHORT-TERM MUNICIPAL INCOME FUND

PUTNAM SMALL CAP GROWTH FUND

PUTNAM ULTRA SHORT DURATION INCOME FUND

GEORGE PUTNAM BALANCED FUND

PUTNAM GLOBAL HEALTH CARE FUND

PUTNAM GLOBAL INCOME TRUST

PUTNAM HIGH YIELD FUND

PUTNAM INCOME FUND

PUTNAM INTERNATIONAL EQUITY FUND

PUTNAM INVESTMENT FUNDS

PUTNAM GOVERNMENT MONEY MARKET FUND

PUTNAM GROWTH OPPORTUNITIES FUND

PUTNAM INTERNATIONAL CAPITAL OPPORTUNITIES FUND

PUTNAM PANAGORA RISK PARITY FUND

PUTNAM RESEARCH FUND

PUTNAM SMALL CAP VALUE FUND

PUTNAM SUSTAINABLE FUTURE FUND

PUTNAM LARGE CAP VALUE FUND

PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND

PUTNAM MINNESOTA TAX EXEMPT INCOME FUND

PUTNAM MONEY MARKET FUND

PUTNAM MORTGAGE SECURITIES FUND

PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND

PUTNAM NEW YORK TAX EXEMPT INCOME FUND

PUTNAM OHIO TAX EXEMPT INCOME FUND

PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND

PUTNAM SUSTAINABLE LEADERS FUND

PUTNAM TARGET DATE FUNDS

PUTNAM RETIREMENT ADVANTAGE MATURITY FUND

PUTNAM RETIREMENT ADVANTAGE 2065 FUND

PUTNAM RETIREMENT ADVANTAGE 2060 FUND

PUTNAM RETIREMENT ADVANTAGE 2055 FUND

PUTNAM RETIREMENT ADVANTAGE 2050 FUND

PUTNAM RETIREMENT ADVANTAGE 2045 FUND

PUTNAM RETIREMENT ADVANTAGE 2040 FUND

PUTNAM RETIREMENT ADVANTAGE 2035 FUND

PUTNAM RETIREMENT ADVANTAGE 2030 FUND

PUTNAM RETIREMENT ADVANTAGE 2025 FUND

PUTNAM RETIREMENTREADY MATURITY FUND

PUTNAM RETIREMENTREADY 2065 FUND

PUTNAM RETIREMENTREADY 2060 FUND

PUTNAM RETIREMENTREADY 2055 FUND

PUTNAM RETIREMENTREADY 2050 FUND

PUTNAM RETIREMENTREADY 2045 FUND

PUTNAM RETIREMENTREADY 2040 FUND

PUTNAM RETIREMENTREADY 2035 FUND

PUTNAM RETIREMENTREADY 2030 FUND

PUTNAM RETIREMENTREADY 2025 FUND

PUTNAM TAX EXEMPT INCOME FUND

PUTNAM TAX-FREE INCOME TRUST

PUTNAM STRATEGIC INTERMEDIATE MUNICIPAL FUND

PUTNAM TAX-FREE HIGH YIELD FUND

PUTNAM VARIABLE TRUST

PUTNAM VT DIVERSIFIED INCOME FUND

PUTNAM VT EMERGING MARKETS EQUITY FUND

PUTNAM VT FOCUSED INTERNATIONAL EQUITY FUND

PUTNAM VT GEORGE PUTNAM BALANCED FUND

PUTNAM VT GLOBAL ASSET ALLOCATION FUND

PUTNAM VT GLOBAL HEALTH CARE FUND

PUTNAM VT GOVERNMENT MONEY MARKET FUND

PUTNAM VT GROWTH OPPORTUNITIES FUND

PUTNAM VT HIGH YIELD FUND

PUTNAM VT INCOME FUND

PUTNAM VT INTERNATIONAL EQUITY FUND

PUTNAM VT INTERNATIONAL VALUE FUND

PUTNAM VT LARGE CAP VALUE FUND

PUTNAM VT MORTGAGE SECURITIES FUND

PUTNAM VT MULTI-ASSET ABSOLUTE RETURN FUND

PUTNAM VT MULTI-CAP CORE FUND

PUTNAM VT RESEARCH FUND

PUTNAM VT SMALL CAP GROWTH FUND

PUTNAM VT SMALL CAP VALUE FUND

PUTNAM VT SUSTAINABLE FUTURE FUND

PUTNAM VT SUSTAINABLE LEADERS FUND

2

This is the formal agenda for your fund’s special shareholder meeting. It tells you what proposals will be voted on and the time and place of the special meeting, in case you wish to attend in person.

A special meeting of shareholders of your fund (the “Meeting”) will be held on June 29, 2022 at 11:00 a.m., Eastern Time, at the principal offices of the funds, 100 Federal Street, Boston, Massachusetts, 02110, to consider the following proposals, in each case as applicable to the particular funds listed in the table below:

Proposal	Proposal Description	Affected Funds
1.	Electing Trustees	All funds
2.	Approving a change to certain funds’ sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”	Putnam Emerging Markets Equity Fund Putnam Growth Opportunities Fund Putnam VT Emerging Markets Equity Fund Putnam VT Growth Opportunities Fund
3.	Approving an amendment to certain funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer	George Putnam Balanced Fund
Putnam Dynamic Asset Allocation Balanced Fund
Putnam Dynamic Asset Allocation Conservative Fund
Putnam Dynamic Asset Allocation Growth Fund
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund

As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the coronavirus pandemic. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting.

By Michael J. Higgins, Clerk, and by the Trustees

Kenneth R. Leibler, Chair

Liaquat Ahamed	Paul L. Joskow
Ravi Akhoury	George Putnam, III
Barbara M. Baumann	Robert L. Reynolds
Katinka Domotorffy	Manoj P. Singh
Catharine Bond Hill	Mona K. Sutphen

In order for you to be represented at your fund’s special shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

[ ], 2022

3

Proxy Statement

This document gives you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”); some of it is technical. If there is anything you don’t understand, please call toll-free 1-833-501-4818 or call your financial professional.

What proposals are being presented to shareholders at the special meeting?

Shareholders of all open-end Putnam funds are being asked to vote to elect the trustees. Shareholders of Putnam Emerging Markets Equity Fund, Putnam Growth Opportunities Fund, Putnam VT Emerging Markets Equity Fund, and Putnam VT Growth Opportunities Fund are also being asked to approve a change to those funds’ sub-classifications under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified.” Shareholders of George Putnam Balanced Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam VT George Putnam Balanced Fund, and Putnam VT Global Asset Allocation Fund are also being asked to approve an amendment to those funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer.

Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of the open-end Putnam funds for use at each fund’s special meeting of shareholders to be held on June 29, 2022 and, if a fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders (see previous pages). The Notice of Special Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about [May 20], 2022.

How do your fund’s Trustees recommend that shareholders vote on the proposals?

The Trustees unanimously recommend that you vote:

1. FOR electing your fund’s nominees for Trustees;

2. FOR approving a change to Putnam Emerging Markets Equity Fund’s, Putnam Growth Opportunities Fund’s, Putnam VT Emerging Markets Equity Fund’s, and Putnam VT Growth Opportunities Fund’s sub-classification under the 1940 Act from “diversified” to “non-diversified”; and

3. FOR approving an amendment to George Putnam Balanced Fund’s, Putnam Dynamic Asset Allocation Balanced Fund’s, Putnam Dynamic Asset Allocation Conservative Fund’s, Putnam Dynamic Asset Allocation Growth Fund’s, Putnam VT George Putnam Balanced Fund’s, and Putnam VT Global Asset Allocation Fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer.

Who is eligible to vote?

Shareholders of record of each fund at the close of business on April 1, 2022 (the “Record Date”) are entitled to be present and to vote at the special meeting or, if it is adjourned, at any later sessions.

4

The number of shares of each fund outstanding on the Record Date is shown in Appendix A. Each share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendations. If any other business comes before your fund’s special meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Shareholders of all series of a trust vote together with respect to the election of Trustees. Shareholders of each fund vote separately with respect to each other proposal. The name of each trust is indicated in bold in the Notice of a Special Meeting of Shareholders, with the funds that are series of that trust appearing below its name. The outcome of a vote affecting one fund does not affect any other fund, except where series of a trust vote together as a single class. No proposal is contingent upon the outcome of any other proposal.

5

The Proposals

1.	ELECTING TRUSTEES

Affected funds: All funds

Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Board is responsible for recommending nominees for Trustees of your fund. The Board Policy and Nominating Committee consists solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of your fund or of Putnam Management. Those Trustees who are not “interested persons” of your fund or of Putnam Management are referred to as “Independent Trustees” throughout this proxy statement.

The Board, based on the recommendation of the Board Policy and Nominating Committee, has fixed the number of Trustees of your fund at 11 and recommends that you vote for the election of the nominees described in the following pages. Each fund currently has eleven Trustees on its Board. Two of your fund’s current Trustees, Paul L. Joskow and Ravi Akhoury, are retiring and are not standing for re-election to your fund’s Board, and each will serve until June 30, 2022, when he will retire. The Trustees have nominated Jennifer Williams Murphy and Marie Pillai to stand for election to your fund’s Board. If elected, Mses. Murphy and Pillai will serve as Trustees beginning July 1, 2022, following Dr. Joskow’s and Mr. Akhoury’s retirements. Each other nominee is currently a Trustee of your fund and of the other Putnam funds and, if elected, will continue to serve in that capacity without interruption.

Biographical information for the Fund’s nominees.

The Board’s nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee’s name, year of birth, principal occupation(s) during the past five years, and other information about the nominee’s professional background, including other directorships the nominee holds. Each of the current Trustees oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is removed. The address of all of the Trustees/nominees is 100 Federal Street, Boston, Massachusetts 02110. As of March 31, 2022, there were 100 Putnam funds.

6

Independent Trustee Nominees

Name, Address[1], Year of
Birth, Position(s) Held with
Fund and Length of Service
as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Liaquat Ahamed	Author; won Pulitzer Prize for Lords of Finance: The Bankers	Chairman of the Sun Valley Writers Conference, a literary not-for-profit
(Born 1952),	Who Broke the World.	organization; and a Trustee of the Journal of Philosophy.
Trustee since 2012
Barbara M. Baumann	President of Cross Creek Energy Corporation, a strategic	Director of Devon Energy Corporation, a publicly traded independent natural gas
(Born 1955),	consultant to domestic energy firms and direct investor in energy	and oil exploration and production company; Director of National Fuel Gas
Trustee since 2010	projects.	Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior
Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources,
LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC;
Member of the Finance Committee of the Children’s Hospital of Colorado;
Member of the Investment Committee of the Board of The Denver Foundation;
and previously, a Director of publicly traded companies Buckeye Partners, LP,
UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.
Katinka Domotorffy	Voting member of the Investment Committees of the Anne Ray	Director of the Great Lakes Science Center; and Director of College Now Greater
(Born 1975),	Foundation and Margaret A. Cargill Foundation, part of the	Cleveland.
Trustee since 2012	Margaret A. Cargill Philanthropies.
Catharine Bond Hill	Managing Director of Ithaka S+R, a not-for-profit service that	Director of Yale-NUS College; and Trustee of Yale University.
(Born 1954),	helps the academic community navigate economic and
Trustee since 2017	technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.
Kenneth R. Leibler	Vice Chairman Emeritus of the Board of Trustees of Beth Israel	Director of Eversource Corporation, which operates New England’s largest
(Born 1949),	Deaconess Hospital in Boston. Member of the Investment	energy delivery system; previously the Chairman of the Boston Options
Trustee since 2006,	Committee of the Boston Arts Academy Foundation.	Exchange, an electronic market place for the trading of listed derivatives
Vice Chair from 2016		securities; previously the Chairman and Chief Executive Officer of the Boston
to 2018 and Chair		Stock Exchange; and previously the President and Chief Operating Officer of the
since 2018		American Stock Exchange.
Jennifer Williams Murphy[3]	Chief Executive Officer and Founder of Runa Digital Assets,	Previously, a Director of Western Asset Mortgage Capital Corporation.
(Born 1964),	LLC, an institutional investment advisory firm specializing in
Trustee Nominee	active management of digital assets. Until 2021, Chief Operating
Officer of Western Asset Management, LLC, a global
investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage
finance real estate investment trust.
Marie Pillai[3]	Senior Advisor, Hunter Street Partners, LP, an asset-oriented	Director of the Catholic Community Foundation of Minnesota; Investment
(Born 1954),	private investment firm; Specialty Leader and Member of the	Advisory Board Member of the University of Minnesota; Member of the Board of
Trustee Nominee	Curriculum Committee of the Center for Board Certified	the Bush Foundation, a non-profit organization supporting community problem-
	Fiduciaries, a public benefit corporation providing coursework	solving in Minnesota, North Dakota and South Dakota; previously, a Board
	for developing fiduciaries. Until 2019, Vice President, Chief	Member of Catholic Charities of St. Paul and Minneapolis.
Investment Officer and Treasurer of General Mills, Inc., a global food company.
George Putnam, III	Chairman of New Generation Research, Inc., a publisher of	Director of The Boston Family Office, LLC, a registered investment advisor;
(Born 1951),	financial advisory and other research services, and President of	Director of the Gloucester Marine Genomics Institute; previously a Trustee of the
Trustee since 1984	New Generation Advisors, LLC, a registered investment adviser	Marine Biological Laboratory; and previously a Trustee of Epiphany School.
to private funds.
Manoj P. Singh	Until 2015, Chief Operating Officer and global managing	Director of ReNew Energy Global Plc, a publicly traded renewable energy
(Born 1952),	director at Deloitte Touche Tohmatsu, Ltd., a global professional	company; Director of Abt Associates, a global research firm working in the fields
Trustee since 2017	services organization, serving on the Deloitte U.S. Board of	of health, social and environmental policy, and international development; Trustee
	Directors and the boards of Deloitte member firms in China,	of Carnegie Mellon University; Director of Pratham USA, an organization
	Mexico and Southeast Asia.	dedicated to children’s education in India; member of the advisory board of
Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.
Mona K. Sutphen	Partner, Investment Strategies at The Vistria Group, a private	Director of Spotify Technology S.A., a publicly traded audio content streaming
(Born 1967),	investment firm focused on middle-market market companies in	service; Director of Unitek Learning, a private nursing and medical services
Trustee since 2020	the healthcare, education, and financial services industries. From	education provider in the United States; Board Member, International Rescue
	2014 to 2018, Partner at Macro Advisory Partners, a global	Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount
	consulting firm.	Holyoke College; Member of the Advisory Board for the Center on Global
Energy Policy at Columbia University’s School of International and Public
Affairs; previously Director of Pattern Energy and Pioneer Natural Resources,
pulblicly traded energy companies; and previously Managing Director of UBS
AG.

7

Interested Trustee Nominee

Name, Address[1], Year of
Birth, Position(s) Held with
Fund and Length of Service
as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert L. Reynolds[4]	President and Chief Executive Officer of Putnam Investments;	Director of the Concord Museum; Director of Dana-Farber Cancer Institute;
(Born 1952),	member of Putnam Investments' Board of Directors; and Chair	Director of the U.S. Ski & Snowboard Foundation; Chair of the Boston Advisory
Trustee since 2008	of Great-West Lifeco U.S. LLC. Prior to 2019, also President	Board of the American Ireland Fund; National Council Co-Chair of the American
	and Chief Executive Officer of Great-West Financial, a financial	Enterprise Institute; Executive Committee Member of Greater Boston Chamber of
	services company that provides retirement savings plans, life	Commerce; Member of U.S. Chamber of Commerce, Center for Capital Markets
	insurance, and annuity and executive benefits products, and of	Competitiveness; Chair of Massachusetts High Technology Council; Member of
	Great-West Lifeco U.S. LLC, a holding company that owns	the Chief Executives Club of Boston; Member of the Massachusetts General
	Putnam Investments and Great-West Financial, and a member of	Hospital President’s Council; Director and former Chair of the Massachusetts
	Great-West Financial's Board of Directors.	Competitive Partnership; and former Chair of the West Virginia University
Foundation.

Current Independent Trustees Not Nominated for Re-Election

Name, Address[1], Year of
Birth, Position(s) Held with
Fund and Length of Service
as a Putnam Fund Trustee[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Ravi Akhoury[5]	Private Investor	Director of English Helper, Inc., a private software company; previously a
(Born 1947),		Trustee of the Rubin Museum, serving on the Investment Committee; and
Trustee since 2009		previously a Director of RAGE Frameworks, Inc.
Paul L. Joskow[5]	The Elizabeth and James Killian Professor of Economics,	Vice Chair of the Board of Directors of the Whitehead Institute of Biomedical Research,
(Born 1947),	Emeritus at the Massachusetts Institute of Technology (MIT).	a non-profit biomedical research institute; a Director of Exelon Corporation, an energy
Trustee since 1997	From 2008 to 2017, the President of the Alfred P. Sloan	company focused on power services; and a Member Emeritus of the Board of Advisors
	Foundation, a philanthropic institution focused primarily on	of the Boston Symphony Orchestra.
research and education on issues related to science, technology, and economic performance.

1 The address of each Trustee/Nominee is 100 Federal Street, Boston, MA 02110.

2 Each Trustee serves for an indefinite term, until his or her resignation, retirement during the year he or she reaches age 75, death, or removal.

3 Mses. Murphy and Pillai have been nominated for election to your fund’s Board and, if elected, will serve as Trustees beginning July 1, 2022.

4 Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds, exclusive of the four exchange-traded funds in Putnam ETF Trust.

5 Mr. Akhoury and Dr. Joskow are retiring and are not standing for re-election to your fund’s Board. Each will serve until June 30, 2022, when he will retire.

Most of the Trustees have served on the Board for many years. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the Board of Trustees for its approval. In recommending the election of the nominees as Trustees, the Committee generally considered the educational, business and professional experience of each nominee in determining his or her qualifications to serve as a Trustee of the fund, including the nominee’s record of service as a director or trustee of public and private organizations. This included each current Trustee’s previous service as a member of the Board of Trustees of the Putnam funds, during which he or she has demonstrated a high level of diligence and commitment to the interests of fund shareholders and the ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees/nominees.

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Independent Trustee Nominees:

Liaquat Ahamed — Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Barbara M. Baumann — Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of multiple New York Stock Exchange companies.

Katinka Domotorffy — Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

Catharine Bond Hill — Dr. Hill’s education and experience as an economist and as president and provost of colleges in the United States.

Kenneth R. Leibler — Mr. Leibler’s extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Jennifer Williams Murphy — Ms. Murphy’s experience as Chief Operating Officer of a major global investment management organization and as Chief Executive Officer of an investment advisory firm specializing in digital assets.

Marie Pillai — Ms. Pillai’s experience as Vice President, Chief Investment Officer and Treasurer of a global food company.

George Putnam, III — Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

Manoj P. Singh — Mr. Singh’s experience as Chief Operating Officer and global managing director of a global professional services organization that provided accounting, consulting, tax, risk management, and financial advisory services.

Mona K. Sutphen — Ms. Sutphen’s extensive experience advising corporate, philanthropic and institutional investors on the intersection of geopolitics, policy and markets, as well as her prior service as White House Deputy Chief of Staff for Policy and as a US Foreign Service Officer, her work advising financial services companies on macro risks, and her service as a director of public companies.

Interested Trustee Nominee:

Robert L. Reynolds — Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as the President and Chief Executive Officer of Putnam Investments.

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Current Independent Trustees Not Nominated for Re-Election:

Ravi Akhoury — Mr. Akhoury’s experience as Chairman and Chief Executive Officer of a major investment management organization.

Paul L. Joskow — Dr. Joskow’s education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Each of the nominees has agreed to serve as a Trustee, if elected. If any nominee is unavailable for election at the time of the special meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 11 for your fund.

What are the Trustees’ responsibilities?

Your fund’s Trustees are responsible for the general oversight of your fund’s affairs. The Trustees regularly review your fund’s investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration and shareholder servicing. Currently, Putnam Management and its affiliates provide administrative services to your fund. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes if they deem it appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund’s auditors, independent counsel, and other experts as appropriate, selected by and responsible to the Trustees.

Board Leadership Structure. Currently, all but one of your fund’s Trustees are Independent Trustees, meaning that they are not considered “interested persons” of your fund or Putnam Management. Mses. Murphy and Pillai also qualify as Independent Trustees. These Independent Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session (i.e., without representatives of Putnam Management or its affiliates present). An Independent Trustee currently serves as chair of the Board.

Board Committees. Taking into account the number, the diversity, and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The Executive Committee, Contract Committee, Audit, Compliance and Risk Committee, and Board Policy and Nominating Committee are authorized to take action on certain matters as specified in their charters or in policies and procedures relating to the governance of the funds; with respect to other matters, these committees review and evaluate and make recommendations to the Trustees as they deem appropriate. The other committees also review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, independent counsel and independent registered public accountants as well as other experts. The committees meet as often as appropriate, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and,

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except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the funds’ affairs. While risk management is the primary responsibility of the funds’ investment manager, the Trustees receive reports and presentations regarding investment risks, compliance risks and other risks. The Board and certain committees also meet periodically with the funds’ and Putnam Management’s Chief Compliance Officer to receive compliance reports and with Putnam Management’s Chief Risk Officer to receive reports regarding risk oversight. In addition, the Board and its Investment Oversight Committees meet periodically with the portfolio managers of the funds to receive reports regarding the management of the funds. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the funds’ investment manager how it monitors and controls risks.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect your fund can be identified in advance; that it may not be practical or cost-effective to eliminate or to mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve your fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee provides oversight on matters relating to the integrity of the funds’ financial statements, compliance with legal and regulatory requirements, Codes of Ethics issues, and certain aspects of overseeing Putnam Management’s risk assessment and risk management. This oversight is discharged by regularly meeting with management, the funds’ independent registered public accountants, the fund’s and Putnam Management’s Chief Compliance Officer, and Putnam Management’s Chief Risk Officer, and remaining current with respect to industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent registered public accountants, including their independence. The Committee also oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for dividends and distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. Information about the fees billed to the fund by the funds’ registered public accountant, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ registered public accountant, is included in Appendix B of this proxy statement. Each member of the Committee is an Independent Trustee. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/ at the bottom of that page. The Committee currently consists of Messrs. Singh (Chair) and Akhoury, Ms. Domotorffy and Drs. Hill and Joskow. Mr. Singh and Drs. Hill and Joskow have each been designated an “audit committee financial expert” within the meaning of applicable SEC rules.

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Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board and its committees, the compensation of the Trustees, and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of each fund’s shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each Board committee. The Committee also identifies prospective nominees for election as Trustee by considering individuals that come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that the recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with the fund’s by-laws and applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board, the Committee considers the skills and characteristics that it determines would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) other board experience, (iii) relevant industry and related experience, (iv) educational background, (v) financial expertise, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board and its committees at that point in time, and (viii) overall Board composition. The Committee generally believes that the Board benefits from diversity of background, experience, and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee. The Board has adopted a written charter for the Committee, a current copy of which is available at www.putnam.com/about-putnam/ at the bottom of that page. The Committee is composed entirely of Independent Trustees and currently consists of Dr. Joskow (Chair), Messrs. Leibler and Putnam, and Ms. Baumann.

Brokerage Committee. The Brokerage Committee reviews the Putnam funds’ policies regarding the execution of portfolio trades and Putnam Management’s practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Ahamed (Chair), Leibler, and Putnam, and Mses. Baumann and Sutphen.

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Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the Putnam funds, (ii) the expenditure of the open-end funds’ assets for distribution purposes pursuant to Distribution Plans of the open-end Putnam funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds, and matters relating to closed-end funds. In addition, the Committee also reviews communications with, and the quality of services provided to, shareholders and oversees the marketing and sale of fund shares by Putnam Retail Management. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Putnam (Chair), Ahamed, and Leibler, and Mses. Baumann and Sutphen.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the Putnam funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to review annual and ongoing goals, objectives and priorities for the Board and to facilitate coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Messrs. Leibler (Chair) and Putnam and Ms. Baumann.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated goals and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. The Committees review the proposed investment objectives, policies and restrictions of new fund products and proposed changes to investment objectives, policies and restrictions of existing funds. Investment Oversight Committee A currently consists of Mses. Domotorffy (Chair) and Sutphen, Messrs. Ahamed, Reynolds and Singh, and Dr. Joskow. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chair), Leibler, and Putnam, Ms. Baumann, and Dr. Hill.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee oversees implementation of these policies, including fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee also reviews (i) compliance by money market funds with Rule 2a-7 under the 1940 Act, (ii) in-kind redemptions by fund affiliates, (iii) the correction of occasional pricing errors, and (iv) Putnam Management’s oversight of pricing vendors. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Singh (Chair) and Akhoury, Ms. Domotorffy, and Dr. Hill.

How large of a stake do the Trustees have in the Putnam family of funds?

The Trustees allocate their investments among the Putnam funds based on their own investment needs. The number of shares beneficially owned by each Trustee and nominee for Trustee, as well as the value of each Trustee’s and nominee’s holdings in each fund and in all of the Putnam funds as of December 31, 2021 is included in Appendix C. As a group, the Trustees/nominees owned shares of the Putnam funds valued at approximately $[ ] million, as of March 31, 2022.

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As of March 31, 2022, to the knowledge of your fund, each Trustee/nominee, and the officers and Trustees/nominees of the fund as a group, owned less than 1% of the outstanding shares of each class of each fund, except as listed in Appendix C.

How can shareholders communicate with the Trustees?

The Board provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board as a whole or to specified individual Trustees by submitting them in writing to the following address:

The Putnam Funds
Attention: “Board of Trustees” or any specified Trustee(s)
100 Federal Street
Boston, Massachusetts 02110

Written communications must include the shareholder’s name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares, and include the class and number of shares held by the shareholder as of a recent date.

Representatives of the funds’ transfer agent will review all communications sent to Trustees and, as deemed appropriate, will provide copies and/or summaries of communications to the Trustees.

How often do the Trustees meet?

The Trustees currently hold regular in-person meetings eight times each year, usually over a two-day period, to review the operations of the Putnam funds. (During the COVID-19 pandemic, the Trustees have held meetings by videoconference or teleconference rather than in person.) A portion of these meetings is devoted to meetings of various committees of the Board that focus on particular matters. Each Independent Trustee generally attends several formal committee meetings during each regular meeting of the Trustees, including meetings with senior investment personnel and portfolio managers to review recent performance and the current investment climate for selected funds. These meetings ensure that fund performance is reviewed in detail on at least an annual basis. The committees of the Board, including the Executive Committee, may also meet on special occasions as the need arises. During the calendar year 2021, each Trustee attended at least 75% of the Board and applicable committee meetings noted for each fund and the average Trustee participated in approximately 38 committee and Board meetings.

The number of times the full Board and each committee met during calendar year 2021 is shown in the table below:

Board of Trustees	12
Audit, Compliance and Risk Committee	13
Board Policy and Nominating Committee	9
Brokerage Committee	2
Contract Committee	8
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Executive Committee	1
Investment Oversight Committee A	6
Investment Oversight Committee B	6
Pricing Committee	8

The funds do not have a formal policy with respect to Trustee attendance at shareholder meetings. While various Trustees may attend shareholder meetings from time to time, your fund’s Trustees did not attend the last shareholder meeting of your fund. The Trustees are generally represented at shareholder meetings by their independent staff and independent counsel.

What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

• by reviewing your fund’s investment performance with your fund’s investment personnel;

• by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

• by reviewing the quality of the various other services provided to your fund and its shareholders by Putnam Management and its affiliates;

• by reviewing in depth the fees paid by each fund and by negotiating with Putnam Management, if appropriate, to ensure that the fees remain reasonable and competitive with those of comparable funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

• by reviewing brokerage costs and fees, allocations among brokers, and soft dollar expenditures (if applicable);

• by discussing shareholder outreach initiatives with senior management of Putnam Management;

• by reviewing the specific concerns of closed-end fund shareholders;

• by monitoring potential conflicts of interest between the Putnam funds, including your fund, and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

• by monitoring potential conflicts among funds managed by Putnam Management to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

What are the Trustees paid for their services?

Each Independent Trustee of the funds receives an annual retainer fee and additional fees for each Trustee meeting attended and for certain related services. Independent Trustees also are reimbursed for expenses they incur relating to their service as Trustees. All of the current Independent Trustees of the funds are Trustees of all of the Putnam funds.

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The Trustees periodically review their fees to ensure that the fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the funds, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per regular Trustee meeting.

Under a Retirement Plan in effect for Trustees of the Putnam funds elected to the Board before 2003 (the “Plan”), each eligible Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee’s total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

The table found in Appendix D includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to March 31, 2022), and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2021. Mses. Murphy and Pillai did not serve as Trustees of the Board during any fund’s recently completed fiscal year or during the calendar year 2021 and are therefore not included in the table in Appendix D.

Why should you vote for your fund’s nominees?

The nominees for election as Trustees are independent, experienced, and highly qualified fiduciaries who exercise strong fund governance practices.

Independent

• The Chair of your fund, Kenneth R. Leibler, is independent of Putnam Management and has served on the Board for 16 years. He also has extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and has served as a director of various public and private companies;

• 10 of the 11 Trustee nominees, and both of the nominees who do not currently serve as Trustees, are independent of Putnam Management; and

• The Independent Trustees are assisted by an independent administrative staff and legal counsel who are selected by the Independent Trustees and are independent of Putnam Management.

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Highly Qualified

• The nominees have significant current and past related industry experience, and have a demonstrated history of actively pursuing the interests of fund shareholders;

• The Board includes individuals with substantial professional accomplishments and prior experience in a variety of fields, including investment management, economics, finance, energy, and professional services; and

• The Board has taken actions that directly benefit shareholders — liquidity events such as mergers and, in the case of the closed-end funds, tender offers when in the best interests of all shareholders; a share repurchase program for the closed-end funds that has made a contribution to investment return; a significant decrease in 2006 in management fee rates for certain Putnam funds; and various efforts to improve shareholder relations.

Strong Governance Practices

• The Board includes a combination of long-tenured and newer members, bringing diverse perspectives to fund oversight;

• The Board has a well-established committee and oversight structure for the Putnam funds, which has been developed over a long period of time; and

• The funds do not have a staggered board structure or other takeover defenses.

What is the voting requirement for electing Trustees?

All of the funds within a trust will vote together on the election of Trustees as a single class. If a quorum for your trust is present at the special meeting, the 11 nominees for election as Trustees who receive the greatest number of votes cast at the meeting will be elected as Trustees of your trust. The name of each trust is indicated in bold in the Notice of a Special Meeting of Shareholders on page [2], with the funds that are series of that trust appearing below its name.

Who is bearing the costs associated with the proposal, including proxy-related costs?

The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, attributable to Proposal 1 will be borne by the funds pro rata based on the number of shareholder accounts.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders vote “FOR” the election of your fund’s nominees.

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2. APPROVING A CHANGE TO CERTAIN FUNDS’ SUB-CLASSIFICATION UNDER THE INVESTMENT COMPANY ACT OF 1940 FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

Affected funds: Putnam Emerging Markets Equity Fund, Putnam Growth Opportunities Fund, Putnam VT Emerging Markets Equity Fund, and Putnam VT Growth Opportunities Fund only

What is this proposal?

The Trustees recommend that shareholders approve a change to the sub-classification under the 1940 Act from “diversified” to “non-diversified” for each of the following funds: Putnam Emerging Markets Equity Fund, Putnam Growth Opportunities Fund, Putnam VT Emerging Markets Equity Fund, and Putnam VT Growth Opportunities Fund (for purposes of this Proposal 2, the “funds”). As a non-diversified fund, each fund would have greater flexibility to invest more of its assets in the securities of fewer issuers than it would as a diversified fund.

Each fund is currently sub-classified as a “diversified” fund under the 1940 Act. As a diversified fund, a fund is generally limited as to the size of its investment in any single issuer. The 1940 Act sets forth the requirements that must be met for an investment company to be diversified. The 1940 Act requires that to qualify as a “diversified” fund, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. (These percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing.) The remaining 25% of a fund’s total assets is not subject to this restriction. This means that, with respect to the remaining 25% of a fund’s total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer’s outstanding voting securities. These 1940 Act requirements do not apply to an investment company that is non-diversified. As a result, compared with a non-diversified fund, a diversified fund would be generally expected to have lesser exposures to individual portfolio securities.

The change to each fund’s sub-classification under the 1940 Act from diversified to non-diversified is being proposed because the markets in which the fund invests include a small number of dominant companies. For example, as of March 29, 2022, more than 36% of the corresponding benchmark index for Putnam Growth Opportunities Fund and Putnam VT Growth Opportunities Fund, and more than 7% of the corresponding benchmark index for Putnam Emerging Markets Equity Fund and Putnam VT Emerging Markets Equity Fund, each of which broadly represents the markets in which the funds are likely to invest, are composed of companies that each represent more than 5% (by market capitalization) of the index. In order to meet the requirements of the funds’ current diversification classification, the funds currently must limit purchases of these companies relative to their weights in the corresponding benchmark index, even if Putnam Management finds them to be attractive investment opportunities. Putnam Management believes that the proposed change would allow the funds’ portfolio managers to more effectively implement each fund’s investment strategy by providing greater flexibility to manage each fund, including, if desired for investment purposes, by investing a greater portion of the fund’s assets in one or more of the largest constituents of the index. While the proposed change to the diversification status of each fund will provide greater flexibility in executing each fund’s investment program, it is not expected to materially impact the way each fund is managed. However, as a non-diversified fund, the fund would be exposed to non-diversification risk, as its ability to invest more of its assets in the securities of fewer issuers would

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increase its vulnerability to factors affecting a single investment; therefore, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

The Trustees, subject to shareholder approval, have approved the proposed change to each fund’s sub-classification from a diversified fund to a non-diversified fund. In recommending that shareholders approve this change, the Trustees noted that, in order to meet the requirements of the funds’ current diversification classification, the funds currently must limit purchases of certain companies relative to their weights in the corresponding benchmark index even if Putnam Management finds them to be attractive investment opportunities. The Trustees also considered Putnam Management’s representation that this change would allow it to more effectively implement each fund’s investment strategy by providing greater flexibility to manage each fund, including, if desired for investment purposes, by investing a greater portion of the fund’s assets in one or more of the largest constituents of the index.

Under the 1940 Act, shareholder approval is required to permit a fund to change its sub-classification from diversified to non-diversified. Assuming shareholder approval, the proposed change in each fund’s sub-classification will take effect on July 1, 2022.

To implement this change, each fund’s fundamental investment policies regarding diversification of investments will be restated. By way of background, the 1940 Act requires registered investment companies like the funds to have fundamental investment policies governing specified investment practices, including with respect to diversification. Fundamental investment policies can be changed only by a shareholder vote.

Currently, each Fund has two fundamental investment policies regarding diversification, which are intended to track the 1940 Act requirements for diversified funds and which, like the 1940 Act requirements, apply with respect to 75% of the fund’s total assets. Because each fund avails itself of favorable tax treatment as a “regulated investment company” under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the fund is also subject to comparable diversification requirements under the Code with respect to 50% of its total assets. If shareholders approve the fund becoming non-diversified, the 1940 Act diversification requirements will no longer apply to the fund, and the fund’s fundamental investment policies regarding diversification will be restated so that they would apply only with respect to 50% of the fund’s total assets (consistent with the Code requirements). The restated policies will allow the fund to take advantage of the additional flexibility it will have as a non-diversified fund under the 1940 Act to invest more of its assets in the securities of fewer issuers.

One of the current fundamental investment policies regarding diversification of investments prohibits each fund, with respect to 75% of its total assets, from acquiring more than 10% of the outstanding voting securities of any issuer. This current fundamental investment policy is more restrictive than required by the Code for regulated investment companies, whether diversified or non-diversified under the 1940 Act, because it does not exclude Government securities or securities of other investment companies as permitted by the applicable provisions of the Code. The revised fundamental investment policy for the fund would exclude these investments from the general requirement. The proposed change would permit the fund greater flexibility to invest in certain U.S. government securities and in the securities of other investment companies without limiting its right to exercise voting power with respect to those securities.

The current and proposed fundamental investment policies for each fund are set forth below (deleted language is in strike-through text and new language is in bold text):

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Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[Each fund may not and will not:]	[Each fund may not and will not:]
1. With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.	1. With respect to ~~75%~~ 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.
2. With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.
2. With respect to ~~75%~~ 50% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

What is the voting requirement for approving the proposal?

With respect to each fund, approving this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) 67% or more of the voting securities of the fund that are present or represented by proxy at the shareholder meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy at the shareholder meeting, or (b) more than 50% of the outstanding voting securities of the fund.

What is the plan for implementation if the proposal is approved?

If shareholders approve the proposal, it is anticipated that the change to each fund’s sub-classification from diversified to non-diversified, as well as the related amendments to the fund’s fundamental investment policies regarding diversification of investments, would take effect on July 1, 2022.

What if the proposal is not approved by shareholders?

If shareholders do not approve a fund becoming non-diversified, the fund would continue to be managed as a diversified fund and the fund’s current fundamental investment policies regarding diversification of investments would remain in effect.

Who is bearing the costs associated with the proposal, including proxy-related costs?

The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, attributable to Proposal 2 will be borne by the funds affected by Proposal 2 pro rata based on the number of shareholder accounts.

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What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve a change to your fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.”

3. APPROVING AN AMENDMENT TO CERTAIN FUNDS’ FUNDAMENTAL INVESTMENT POLICY REGARDING ACQUISITION OF VOTING SECURITIES OF ANY ISSUER

Affected fund: George Putnam Balanced Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam VT George Putnam Balanced Fund, and Putnam VT Global Asset Allocation Fund only

What is the proposal?

The Trustees recommend that the fundamental investment policy with respect to the acquisition of voting securities of any issuer be revised for each of the following funds: George Putnam Balanced Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam VT George Putnam Balanced Fund, and Putnam VT Global Asset Allocation Fund (for purposes of this Proposal 3, the “funds”).

By way of background, the 1940 Act requires registered investment companies like the funds to have fundamental investment policies governing specified investment practices, including with respect to the diversification of their investments. Fundamental investment policies can be changed only by a shareholder vote.

Each of the funds is a diversified fund under the 1940 Act. Compared with a non-diversified fund, a diversified fund would be generally expected to have lesser exposures to individual portfolio securities. The 1940 Act sets forth the requirements that must be met for an investment company to be diversified. The 1940 Act requires that to qualify as a “diversified” fund, among other things, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, the fund would hold more than 10% of the outstanding voting securities of the issuer. Under the 1940 Act, however, this percentage limitation on the acquisition of an issuer’s voting securities does not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing. The remaining 25% of a fund’s total assets is not subject to this restriction.

Currently, each fund has a fundamental investment policy that prohibits it, with respect to 75% of its total assets, from acquiring more than 10% of the outstanding voting securities of any issuer. This current fundamental investment policy for the funds is more restrictive than required by the 1940 Act because it does not include the relevant exclusions from the definition of a “diversified” fund expressed in the 1940 Act. Therefore, the Trustees are proposing to amend this fundamental restriction to align it with the requirements of the 1940 Act.

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The current and proposed fundamental investment policies for each fund are set forth below (new language is in bold text):

Current Fundamental Investment Policy	Proposed Fundamental Investment Policy
[Each fund may not and will not:]	[Each fund may not and will not:]
1. With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.	1. With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

The revised fundamental investment policy regarding the acquisition of voting securities of any issuer tracks the definition of a “diversified” fund under the 1940 Act and clarifies that the 10% percentage limitation on the acquisition of an issuer’s voting securities does not apply to securities issued by other investment companies or to Government securities. As revised, the fundamental investment policy would also align the investment policies and operations of the funds with other Putnam funds.

What effect will amending the current fundamental investment policy with respect to the acquisition of voting securities of any issuer have on your fund?

By aligning your fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer with the requirements of the 1940 Act, the proposed amendment will permit your fund greater flexibility to invest in certain U.S. government securities and in the securities of other investment companies without limiting its right to exercise voting power with respect to those securities. Further, to the extent your fund invests its assets in other Putnam funds, the amended fundamental investment policies will give the fund greater flexibility to allocate its assets to the other Putnam Funds to pursue its investment objective, including through a fund of funds structure. Any such fund of funds structure would be effected in accordance with the 1940 Act and SEC rules, including rules limiting double-charging of investment management fees.

What is the voting requirement for approving the proposal?

With respect to each fund, approving this proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) 67% or more of the voting securities of the fund that are present or represented by proxy at the shareholder meeting if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy at the shareholder meeting, or (b) more than 50% of the outstanding voting securities of the fund.

What is the plan for implementation if the proposal is approved?

If shareholders approve the proposal, it is anticipated that the change to each fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer would take effect on July 1, 2022.

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What if the proposal is not approved by shareholders?

If shareholders do not approve the changes to a fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer, the fund would continue to be managed under its current fundamental investment policy regarding the acquisition of voting securities of any issuer.

Who is bearing the costs associated with the proposal, including proxy-related costs?

The expenses of the preparation of proxy statements and related materials, including printing, delivery and solicitation costs, attributable to Proposal 3 will be borne by the funds affected by Proposal 3 pro rata based on the number of shareholder accounts.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to your fund’s fundamental investment policy regarding the acquisition of voting securities of any issuer.

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Further Information About Voting and the Special Meeting

Location.  As part of our effort to maintain a safe and healthy environment at the annual meeting, each fund and the Trustees are closely monitoring statements issued by the Centers for Disease Control and Prevention (cdc.gov) regarding the coronavirus pandemic. For that reason, the Trustees reserve the right to reconsider the date, time and/or means of convening your fund’s meeting. Subject to any restrictions imposed by applicable law, the Trustees may choose to conduct the meeting solely by means of remote communications, or may hold a “hybrid” meeting where some participants attend in person and others attend by means of remote communications. If the Trustees choose to change the date, time and/or means of convening your fund’s meeting, the fund will announce the decision to do so in advance, and details on how to participate will be issued by press release and filed with the SEC as additional proxy material. Attendees are also encouraged to review guidance from public health authorities on this issue.

Meeting Quorum and Methods of Tabulation. The shareholders of all of the series of a trust vote together as a single class with respect to the election of Trustees (Proposal 1). Shareholders of Putnam Emerging Markets Equity Fund, Putnam Growth Opportunities Fund, Putnam VT Emerging Markets Equity, and Putnam VT Growth Opportunities Fund vote separately with respect to approving a change to those funds’ sub-classifications under the 1940 Act from “diversified” to “non-diversified” (Proposal 2). Shareholders of George Putnam Balanced Fund, Putnam Dynamic Asset Allocation Balanced Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Dynamic Asset Allocation Growth Fund, Putnam VT George Putnam Balanced Fund, and Putnam VT Global Asset Allocation Fund vote separately with respect to approving an amendment to those funds’ fundamental investment policy regarding the acquisition of voting securities of any issuer (Proposal 3). Shares of all classes of each fund vote together as a single class. Thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the special meeting for all funds. Votes cast by proxy or in person at the special meeting will be counted by persons your fund appoints as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast.

Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1, neither abstentions nor broker non-votes have an effect on the outcome of the proposal. With respect to each other proposal, abstentions and broker non-votes have the effect of a negative vote on the proposal. Because broker-dealers (in the absence of specific authorization from their customers) are not expected to have discretionary authority to vote on any proposal other than Proposal 1, any shares owned beneficially by their customers, there are unlikely to be any “broker non-votes” at the meeting. Broker non-votes would otherwise have the same effect as abstentions (that is, they would be treated as being present and entitled to vote on the matter for purposes of determining the presence of a quorum, and as if they were votes against the proposal).

The documents that authorize Putnam Fiduciary Trust Company, LLC (“PFTC”) or Putnam Investor Services, Inc. (“Putnam Investor Services”) to act as Trustee for certain individual retirement accounts (including traditional, Roth and SEP IRAs, 403(b)(7) accounts and Coverdell Education Savings Accounts) provide that if an account owner does not submit voting instructions for his or her shares, PFTC or Putnam Investor Services will vote such shares in the same proportions as other shareholders with similar accounts have submitted voting instructions for their shares. Shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that a proposal will be acted upon (approved or disapproved) and that PFTC or Putnam Investor Services, each of which

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is an affiliate of Putnam Management, may benefit indirectly from the approval or disapproval, in accordance with the Trustees’ recommendations, of the proposals.

Shareholders who object to any proposal in this proxy statement will not be entitled under Massachusetts law or your fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) to demand payment for, or an appraisal of, their shares.

Other business. The Trustees know of no matters other than those described in this proxy statement to be brought before the special meeting. If, however, any other matters properly come before the special meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

Simultaneous meetings. The special meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all special meetings will be held simultaneously. However, if any shareholder at the special meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of adjournment.

Information for all Putnam funds except funds that are series of Putnam Variable Trust

Solicitation of proxies. In addition to soliciting proxies by mail, the Trustees of your fund and employees of Putnam Management and Putnam Investor Services, as well as their agents, may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number Putnam Management or Putnam Investor Services has in its records for their accounts (or that Putnam Management or Putnam Investor Services obtains from agents acting on behalf of financial intermediaries, in the care of shares held in street name through a bank, broker or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the special meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the special meeting. Your fund is unaware of any such challenge at this time.

Shareholders have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the special meeting. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

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Revocation of proxies. Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the special meeting and vote in person. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing and submitting a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the special meeting and voting in person. If your shares are held in street name through a bank, broker or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Information for funds that are series of Putnam Variable Trust

Voting process. With respect to funds that are series of Putnam Variable Trust only, as of the Record Date, certain insurance companies (each an “Insurance Company”) were shareholders of record of each fund that is a series of Putnam Variable Trust. Each Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the “Contract Owners”) for whose accounts the shares are held. Accordingly, with respect to funds that are series of Putnam Variable Trust, this proxy statement is also intended to be used by each Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner gives no instructions, the relevant Insurance Company will vote the shares of the appropriate fund attributable to the Contract Owner in the same proportion as shares of that fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for a fund.

Solicitation of proxies. In addition to soliciting proxies and voting instructions by mail, the Trustees of your fund and employees of Putnam Management, Putnam Investor Services, Putnam Retail Management and the Insurance Companies may solicit voting instructions from Contract Owners in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for solicitation of proxies and voting instructions by telephone are designed to authenticate Contract Owners’ identities, to allow them to authorize the voting of their units in accordance with their instructions, and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Contract Owners would be called at the phone number Putnam Management has in its records for their accounts (or that Putnam Management obtains from the Insurance Companies) and would be given an opportunity to give their instructions. To ensure that the Contract Owners’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. If these procedures were subject to a successful legal challenge, such votes would not be counted at the special meeting. Your fund is unaware of any such challenge at this time.

Contract Owner instructions. Each Contract Owner is entitled to instruct his or her Insurance Company as to how to vote its shares and can do so by marking voting instructions on the ballot enclosed with this proxy statement and then signing, dating and mailing the ballot in the envelope provided. If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in accordance with the Trustees’ recommendations. Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Accordingly, with respect to funds that are series of Putnam Variable Trust, this proxy statement is also intended to be used by each Insurance Company in obtaining these voting

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instructions from Contract Owners. Shares attributable to accounts retained by each Insurance Company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.” One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of the vote for the fund.

Contract Owners have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Management or by automated telephone service. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the special meeting. To give voting instructions online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site.  Note that, if you have a smart phone with a “QR” reader, you may access the Internet address by scanning the QR code on your proxy card. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate Contract Owners’ identities, to allow Contract Owners to give their voting instructions, and to confirm that their instructions have been recorded properly.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies and the giving of voting instructions. Consistent with this policy, your fund may solicit proxies from Contract Owners who have not voted their shares or who have abstained from voting.

Revocation of instructions. Any Contract Owner giving instructions to an Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the special meeting will be voted as specified in the instructions.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the special meeting and voting in person.

Information for all Putnam funds

Expenses of the solicitation. For managing the funds’ overall proxy campaign, Broadridge Financial Solutions (“Broadridge”) will receive a proxy management fee of $33,000 plus reimbursement for out-of-pocket expenses. Broadridge will also receive fees in connection with assembling, mailing, and transmitting the notice of meeting, proxy statement and related materials on behalf of your fund, tabulating those votes that are received, and any solicitation of additional votes. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. While fees paid will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Trustees’ recommendations, the aggregate fees across all funds are estimated to be approximately $3.1 million. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials. The funds will bear the expenses of the solicitation pro rata based on the number of shareholder accounts; provided, that only those funds affected by Proposal 2 will bear a pro rata share of solicitation expenses attributable to Proposal 2, and only those funds affected by Proposal 3 will bear a pro rata share of solicitation expenses attributable to Proposal 3.

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Date for receipt of shareholders’ proposals for subsequent meetings of shareholders.

Your fund does not regularly hold an annual shareholder meeting, but may from time to time schedule a special meeting. Each of Putnam Mortgage Securities Fund, Putnam Short Duration Bond Fund, and Putnam VT Mortgage Securities Fund held a special meeting in 2018; each of Putnam Focused Equity Fund and Putnam Sustainable Leaders Fund held a special shareholder meeting in 2019; each of the Putnam RetirementReady Funds and Putnam Strategic Intermediate Municipal Fund held a special meetings in 2020; and each of Putnam Focused International Equity Fund and Putnam VT Focused International Equity Fund held a special shareholder meeting in 2021. For each other fund, the last special meeting was held in 2014, except that funds that commenced operations after 2014 have not yet held any shareholder meeting. In accordance with the regulations of the SEC and the funds’ governing documents, in order to be eligible for inclusion in a fund’s proxy statement for a meeting, a shareholder or Contract Owner proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee of the Board of Trustees, which consists only of Independent Trustees, will also consider nominees recommended by shareholders of the fund to serve as Trustees. A shareholder or Contract Owner must submit the names of any such nominees in writing to the fund, to the attention of the Clerk, at the address of the principal offices of the fund.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the funds’ Declaration of Trust and Amended and Restated Bylaws (“Bylaws”).

Postponement and adjournment. To the extent permitted by each fund’s Declaration of Trust and Bylaws, any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice prior to the time scheduled for the meeting.

In addition to any ability that the persons named as proxy may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by your fund’s Declaration of Trust and Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without further notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time and place, whether or not a quorum is present with respect to the matter. Upon motion of the chair of the meeting, the question of adjournment may, but need not, be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, such adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the meeting has not been met, the persons named as proxies may propose adjournment of the meeting and vote all shares that they are entitled to vote in favor of such adjournment. If the quorum required for the meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting with respect to any or all proposals in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares

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present and entitled to vote at a meeting that are represented by broker non-votes, if any, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments may be proposed for a reasonable period or periods to permit further solicitation of proxies or for any other reason. The funds will bear the costs of any additional solicitation and of any adjourned sessions. Any proposal for which sufficient votes consistent with the Trustees’ recommendation have been received may be acted upon and considered final regardless of whether the special meeting is adjourned to permit additional solicitation with respect to any other proposal that may properly come before the meeting.

Duplicate mailings. As permitted by SEC rules, Putnam Management’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 219697, Kansas City, MO 64121-9697.

Financial information. Your fund’s Clerk will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct these requests to Putnam Investor Services, P.O. Box 219697, Kansas City, MO 64121-9697 or by phone at 1-800 225-1581. You may also access copies of these reports by visiting Putnam’s website at putnam.com/individual.

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Fund Information

Putnam Investments. Putnam Management is an indirect wholly-owned subsidiary of Putnam Investments. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of The Honourable Paul G. Desmarais, indirectly holds approximately 50.9% of the voting rights of Power Corporation of Canada. Power Corporation of Canada is an international management and holding company that focuses on financial services in North America, Europe and Asia. Power Corporation of Canada controls, directly or indirectly, approximately 70% of the outstanding common shares (representing approximately 65% of the voting rights attached to all of the outstanding voting shares) of Great-West Lifeco Inc., an international financial services holding company with interests in life insurance, health insurance, retirement and investment services, asset management and reinsurance businesses. Great-West Lifeco Inc. indirectly owns a majority interest in, and all of the voting shares of, Putnam Investments through a series of subsidiaries.

The address of each of Putnam Investments and Putnam Management is 100 Federal Street, Boston, Massachusetts 02110. The address of The Desmarais Family Residuary Trust is 759 Victoria Square, Montreal, Quebec H2Y 2J7. The address of Power Corporation of Canada and Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3. The address of Great-West Lifeco Inc. is 100 Osborne Street North, Winnipeg, Manitoba, R3C 1V3.

Robert L. Reynolds is the President and Chief Executive Officer of Putnam Investments. His address is 100 Federal Street, Boston, MA 02110.

Putnam Investments Limited. Putnam Investments Limited is a registered investment adviser that has been retained by Putnam Management as investment sub-manager with respect to a portion of the assets of certain funds, and is directly owned by Putnam Advisory Holdings II, LLC, which is a Delaware holding company, and is owned indirectly by Putnam Investments. The directors of Putnam Investments Limited, listed along with their principal business occupations at Putnam Investments, are Vivek Gandhi, Portfolio Manager, and Alan G. McCormack, Head of Quantitative Equities and Risk. The address of Putnam Investments Limited, Vivek Gandhi, and Alan G. McCormack is 16 St. James’s Street, London, SW1A 1ER, U.K. The address of Putnam Advisory Holdings II, LLC is 100 Federal Street, Boston, Massachusetts 02110.

The Putnam Advisory Company, LLC. The Putnam Advisory Company, LLC (“PAC”), which has also been retained by Putnam Management to serve as sub-adviser for a portion of the assets of certain funds, is owned by Putnam Investments through a series of wholly-owned subsidiaries. The address of The Putnam Advisory Company, LLC is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Retail Management. Putnam Retail Management, the principal underwriter for the open-end Putnam funds, is a limited partnership whose general partner (and minority owner) is Putnam Retail Management GP, Inc. and whose limited partner and majority owner is Putnam U.S. Holdings I, LLC, which is also the sole owner of Putnam Retail Management GP, Inc. and an indirect wholly-owned subsidiary of Putnam Investments. The address of each of Putnam Retail Management, Putnam Retail Management GP, Inc. and Putnam U.S. Holdings I, LLC is 100 Federal Street, Boston, Massachusetts 02110.

Putnam Investor Services. Putnam Investor Services serves as your fund’s investor servicing agent. Putnam Investor Services is an indirect wholly-owned subsidiary of Putnam Investments. The address of Putnam Investor Services is 100 Federal Street, Boston, Massachusetts 02110.

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Limitation of Trustee liability. Your fund’s Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith, have not acted in the reasonable belief that their actions were in the best interests of the fund or at least were not opposed to the best interests of the fund, or had reasonable cause to believe their actions were unlawful in the case of a criminal proceeding, or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Auditor. The Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210 as the auditor for each fund’s current fiscal year. The firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PricewaterhouseCoopers LLP are expected to be available or present at the special meeting and to have the opportunity to make a statement and respond to appropriate questions.

On March 20, 2020, the Audit, Compliance and Risk Committee of the Trustees approved and recommended the decision to change the independent accountant, and not to retain KPMG LLP, with respect to each of the following funds: Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Dynamic Risk Allocation Fund, Putnam Emerging Markets Equity Fund, Putnam Fixed Income Absolute Return Fund, Putnam Floating Rate Income Fund, Putnam Focused Equity Fund, Putnam Focused International Equity Fund (formerly Putnam Global Equity Fund), Putnam Global Technology Fund, Putnam Government Money Market Fund, Putnam Growth Opportunities Fund, Putnam High Yield Fund, Putnam Income Fund, Putnam Intermediate-Term Municipal Income Fund, Putnam Large Cap Value Fund (formerly Putnam Equity Income Fund), Putnam Mortgage Securities Fund, Putnam Multi-Cap Core Fund, Putnam New York Tax Exempt Income Fund, Putnam Research Fund, Putnam Short Duration Bond Fund, Putnam Short-Term Municipal Income Fund, Putnam Small Cap Value Fund, Putnam Sustainable Future Fund, Putnam Tax Exempt Income Fund, and Putnam Ultra Short Duration Income Fund. On April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation with respect to each of those funds. During the two previous fiscal years, with respect to those funds, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused it to make reference to the subject matter of the disagreements in its report on those funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. On April 17, 2020, the Audit, Compliance and Risk Committee of the Trustees approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the independent accountant of each of those funds.

Information about the fees billed to each fund by the fund’s auditors, as well as information about the Committee’s pre-approval policies relating to the work performed by the funds’ auditors, is included in Appendix B of this proxy statement.

31

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his positions with Putnam Management or its affiliates, Mr. Reynolds, as well as the other affiliated officers of your fund, will benefit indirectly from the management fees and investor servicing fees paid or allowed by your fund. In addition to Mr. Reynolds, the other officers of your fund are as follows:

Length of Service
Name, Address[1], Year of Birth,	with the	Principal Occupation(s)
Position(s) Held with Putnam funds	Putnam funds[2]	During Past 5 Years[3]
Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal
Executive Vice President,		Executive Officer, and Compliance
Principal Executive Officer and		Liaison, The Putnam Funds
Compliance Liaison
Stephen J. Tate (Born 1974)	Since 2021	General Counsel, Putnam Investments,
Vice President and Chief Legal Officer		Putnam Management and Putnam Retail
Management (2021 – Present). Deputy General Counsel and related positions, Putnam Investments, Putnam Management and Putnam Retail Management (2004 – 2021).
James F. Clark[3] (Born 1974)	Since 2016	Chief Compliance Officer and Chief
Vice President and		Risk Officer, Putnam Investments
Chief Compliance Officer		and Chief Compliance Officer,
Putnam Management
Michael J. Higgins[4] (Born 1976)	Since 2010	Vice President, Treasurer, and Clerk, The
Vice President, Treasurer, and Clerk		Putnam Funds
Richard T. Kircher (Born 1962)	Since 2019	Assistant Director of Operational
Vice President and BSA		Compliance, Putnam Investments and
Compliance Officer		Putnam Retail Management
Janet C. Smith (Born 1965)	Since 2007	Head of Fund Administration Services,
Vice President, Principal Financial Officer,		Putnam Investments and Putnam
Principal Accounting Officer and		Management
Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 2007	Head of Accounting, Middle Office and
Vice President and Assistant Treasurer		Control Services, Putnam Investments
and Putnam Management
Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance,
Vice President		Putnam Investments and Putnam Retail
Management
Alan G. McCormack[5] (Born 1964)	Since 2022	Head of Quantitative Equities and Risk,
Vice President and Derivatives Risk Manager		Putnam Investments
Martin Lemaire[5] (Born 1984)	Since 2022	Risk Manager, Putnam Investments
Vice President and Derivatives Risk Manager		(2020 – Present).
Risk Analyst, Putnam Investments
(2016 – 2020).

32

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting
Vice President, Director of Proxy Voting		and Corporate Governance, Assistant
and Corporate Governance, Assistant		Clerk and Associate Treasurer, The
Clerk, and Associate Treasurer		Putnam Funds
Denere P. Poulack[4] (Born 1968)	Since 2004	Assistant Vice President, Assistant Clerk,
Assistant Vice President, Assistant Clerk,		and Assistant Treasurer, The Putnam
and Assistant Treasurer		Funds

1 The address of each officer is 100 Federal Street, Boston, MA 02110.

2 Each officer serves an indefinite term, until his or her resignation, retirement, death, or removal.

3 Prior positions and/or officer appointments with the fund or the fund’s investment adviser have been omitted.

4 Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

5 Messrs. McCormack and Lemaire each serve as Vice President and Derivatives Risk Manager for the funds, except Putnam Government Money Market Fund, Putnam Money Market Fund, and Putnam VT Government Money Market Fund.

5% Beneficial Ownership. As of March 31, 2022, to the knowledge of the funds, no person other than those listed on Appendix E owned beneficially or of record 5% or more of any class of shares of any Putnam fund. Putnam Investments or one of its affiliates (typically Putnam Investment Holdings, LLC) typically provides initial capital sufficient for the operation of new funds. Putnam Investments and its affiliates intend to vote their shares for each of the proposals, in accordance with the Trustees’ recommendations. [As of the Record Date, these investments represented a majority of the outstanding voting shares of some Putnam funds.] See Appendix E for information about persons owning 5% or more of any class of shares of each Putnam fund.

33

Appendix A — Number of Shares Outstanding as of the Record Date [TO BE UPDATED]

	Putnam [ ] Fund	Putnam [ ] Fund	Putnam [ ] Fund	Putnam [ ] Fund	Putnam [ ] Fund
Class A
Class B
Class C
Class M
Class R
Class R5
Class R6
Class Y

	Putnam [ ] Fund	Putnam [ ] Fund	Putnam [ ] Fund	Putnam [ ] Fund	Putnam [ ] Fund
Class A
Class B
Class C
Class M
Class R
Class R5
Class R6
Class Y

A-1

Appendix B — Auditor

As stated above, the Trustees have selected PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts 02210 as the auditor for each fund’s current fiscal year. The firm was selected primarily on the basis of its expertise as an auditor of investment companies, the quality of its audit services and the competitiveness of its fees

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditor:

Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Putnam California Tax Exempt Income Fund	September 30, 2021	$92,324	$0	$7,201	$0
	September 30, 2020	$89,008	$0	$7,201	$0
Putnam Convertible Securities Fund	October 31, 2021	$64,841	$0	$7,700	$0
	October 31, 2020	$60,450	$0	$7,700	$0
Putnam Diversified Income Trust	September 30, 2021	$195,021	$0	$14,295	$0
	September 30, 2020	$204,546	$0	$14,833	$0
Putnam Dynamic Asset Allocation Balanced Fund	September 30, 2021	$151,005	$0	$22,543	$0
	September 30, 2020	$152,959	$0	$17,704	$0
Putnam Dynamic Asset Allocation Conservative Fund	September 30, 2021	$154,852	$0	$22,542	$0
	September 30, 2020	$140,713	$0	$17,704	$0
Putnam Dynamic Asset Allocation Equity Fund	May 31, 2021	$69,286	$0	$20,874	$0
	May 31, 2020	$73,236	$0	$9,697	$0
Putnam Dynamic Asset Allocation Growth Fund	September 30, 2021	$148,304	$0	$28,613	$0
	September 30, 2020	$148,880	$0	$26,304	$0
Putnam Dynamic Risk Allocation Fund	May 31, 2021	$70,054	$0	$16,273	$0
	May 31, 2020	$81,601	$0	$5,550	$0
Putnam Emerging Markets Equity Fund	August 31, 2021	$51,217	$0	$22,195	$0
	August 31, 2020	$48,202	$20,500[1]	$23,588	$0
Putnam Fixed Income Absolute Return Fund	October 31, 2021	$93,237	$0	$10,645	$0
	October 31, 2020	$89,469	$0	$9,224	$0
Putnam Floating Rate Income Fund	February 28, 2021	$76,350	$0	$8,899	$0
	February 28, 2020	$105,459	$0	$8,260	$0
Putnam Focused Equity Fund	August 31, 2021	$65,848	$0	$15,620	$0
	August 31, 2020	$61,931	$24,667[1]	$8,494	$0
Putnam Focused International Equity Fund	October 31, 2021	$68,281	$0	$12,865	$0
	October 31, 2020	$73,612	$0	$10,230	$0
B-1

George Putnam Balanced Fund	July 31, 2021	$87,323	$0	$12,815	$0
	July 31, 2020	$113,094	$0	$13,679	$0
Putnam Global Health Care Fund	August 31, 2021	$68,888	$0	$8,387	$0
	August 31, 2020	$107,393	$0	$8,387	$0
Putnam Global Income Trust	October 31, 2021	$143,128	$0	$12,318	$0
	October 31, 2020	$135,777	$0	$13,942	$0
Putnam Global Technology Fund	August 31, 2021	$70,506	$0	$6,955	$0
	August 31, 2020	$48,309	$0	$6,829	$0
Putnam Government Money Market Fund	September 30, 2021	$33,517	$0	$4,387	$0
	September 30, 2020	$32,159	$0	$4,387	$0
Putnam Growth Opportunities Fund	July 31, 2021	$98,384	$0	$6,125	$0
	July 31, 2020	$132,671	$0	$7,120	$0
Putnam High Yield Fund	November 30, 2021	$110,302	$0	$7,538	$0
	November 30, 2020	$105,222	$0	$7,538	$0
Putnam Income Fund	October 31, 2021	$130,178	$0	$10,201	$0
	October 31, 2020	$146,605	$0	$10,810	$0
Putnam Income Strategies Portfolio	August 31, 2021	$59,813	$0	$13,890	$0
	August 31, 2020[2]	$67,434	$0	$11,890	$0
Putnam Intermediate-Term Municipal Income Fund	November 30, 2021	$30,492	$0	$7,135	$0
	November 30, 2020	$30,844	$0	$7,135	$0
Putnam International Capital Opportunities Fund	August 31, 2021	$61,024	$0	$12,416	$0
	August 31, 2020	$62,753	$0	$11,407	$0
Putnam International Equity Fund	June 30, 2021	$85,278	$0	$14,133	$0
	June 30, 2020	$102,970	$0	$16,256	$0
Putnam International Value Fund	June 30, 2021	$52,149	$0	$10,677	$0
	June 30, 2020	$60,425	$0	$10,649	$0
Putnam Large Cap Value Fund	October 31, 2021[3]	$126,078	$0	$5,837	$0
	November 30, 2020	$140,548	$0	$5,837	$0
Putnam Massachusetts Tax Exempt Income Fund	May 31, 2021	$50,613	$0	$7,088	$0
	May 31, 2020	$56,667	$0	$12,430	$0
Putnam Minnesota Tax Exempt Income Fund	May 31, 2021	$37,773	$0	$7,088	$0
	May 31, 2020	$43,427	$0	$12,430	$0
Putnam Money Market Fund	September 30, 2021	$66,859	$0	$4,192	$0
	September 30, 2020	$68,170	$0	$4,192	$0
B-2

Putnam Mortgage Opportunities Fund	May 31, 2021	$132,419	$0	$12,265	$0
	May 31, 2020	$128,653	$0	$23,329	$0
Putnam Mortgage Securities Fund	September 30, 2021	$126,895	$0	$9,872	$0
	September 30, 2020	$123,957	$0	$9,872	$0
Putnam Multi-Asset Absolute Return Fund	October 31, 2021	$135,406	$0	$21,733	$0
	October 31, 2020	$152,225	$0	$13,642	$0
Putnam Multi-Cap Core Fund	April 30, 2021	$66,538	$0	$7,891	$0
	April 30, 2020	$36,745	$0	$3,505	$0
Putnam New Jersey Tax Exempt Income Fund	May 31, 2021	$42,398	$0	$7,088	$0
	May 31, 2020	$49,000	$0	$12,430	$0
Putnam New York Tax Exempt Income Fund	November 30, 2021	$78,007	$0	$7,163	$0
	November 30, 2020	$77,752	$0	$7,163	$0
Putnam Ohio Tax Exempt Income Fund	May 31, 2021	$38,704	$0	$7,088	$0
	May 31, 2020	$47,037	$0	$12,430	$0
Putnam PanAgora Risk Parity Fund	August 31, 2021	$55,560	$0	$8,466	$0
	August 31, 2020	$56,426	$0	$8,466	$0
Putnam Pennsylvania Tax Exempt Income Fund	May 31, 2021	$39,921	$0	$7,088	$0
	May 31, 2020	$48,601	$0	$12,430	$0
Putnam Research Fund	July 31, 2021	$43,007	$0	$5,329	$0
	July 31, 2020	$41,893	$0	$5,329	$0
Putnam Retirement Advantage 2025 Fund	August 31, 2021	$21,048	$0	$9,411	$0
	August 31, 2020[2]	$25,144	$0	$8,322	$0
Putnam Retirement Advantage 2030 Fund	August 31, 2021	$22,921	$0	$9,769	$0
	August 31, 2020[2]	$27,205	$0	$9,004	$0
Putnam Retirement Advantage 2035 Fund	August 31, 2021	$24,631	$0	$10,430	$0
	August 31, 2020[2]	$31,004	$0	$10,261	$0
Putnam Retirement Advantage 2040 Fund	August 31, 2021	$16,004	$0	$7,092	$0
	August 31, 2020[2]	$19,747	$0	$6,536	$0
Putnam Retirement Advantage 2045 Fund	August 31, 2021	$17,361	$0	$7,617	$0
	August 31, 2020[2]	$19,704	$0	$6,521	$0
Putnam Retirement Advantage 2050 Fund	August 31, 2021	$9,360	$0	$4,522	$0
	August 31, 2020[2]	$9,271	$0	$3,068	$0
Putnam Retirement Advantage 2055 Fund	August 31, 2021	$5,669	$0	$3,094	$0
	August 31, 2020[2]	$5,615	$0	$1,858	$0
B-3

Putnam Retirement Advantage 2060 Fund	August 31, 2021	$2,328	$0	$1,801	$0
	August 31, 2020[2]	$1,355	$0	$449	$0
Putnam Retirement Advantage 2065 Fund	August 31, 2021[4]	$255	$0	$98	$0
Putnam Retirement Advantage Maturity Fund	August 31, 2021	$20,422	$17,500[1]	$8,801	$0
	August 31, 2020[2]	$9,480	$0	$3,137	$0
Putnam RetirementReady 2025 Fund	July 31, 2021	$25,267	$0	$8,128	$0
	July 31, 2020	$22,221	$0	$7,354	$0
Putnam RetirementReady 2030 Fund	July 31, 2021	$32,802	$0	$10,551	$0
	July 31, 2020	$30,570	$0	$10,117	$0
Putnam RetirementReady 2035 Fund	July 31, 2021	$22,058	$0	$7,096	$0
	July 31, 2020	$19,514	$0	$6,458	$0
Putnam RetirementReady 2040 Fund	July 31, 2021	$25,600	$0	$8,234	$0
	July 31, 2020	$23,094	$0	$7,642	$0
Putnam RetirementReady 2045 Fund	July 31, 2021	$13,493	$0	$4,340	$0
	July 31, 2020	$10,524	$0	$3,482	$0
Putnam RetirementReady 2050 Fund	July 31, 2021	$10,614	$0	$3,414	$0
	July 31, 2020	$9,240	$0	$3,058	$0
Putnam RetirementReady 2055 Fund	July 31, 2021	$4,089	$0	$1,315	$0
	July 31, 2020	$3,108	$0	$1,028	$0
Putnam RetirementReady 2060 Fund	July 31, 2021	$610	$0	$196	$0
	July 31, 2020	$372	$0	$123	$0
Putnam RetirementReady 2065 Fund	July 31, 2021[5]	$14	$0	$5	$0
Putnam RetirementReady Maturity Fund	July 31, 2021	$34,971	$0	$15,449	$0
	July 31, 2020	$16,015	$17,500[1]	$5,300	$0
Putnam Short Duration Bond Fund	October 31, 2021	$93,932	$0	$7,815	$0
	October 31, 2020	$108,792	$0	$8,192	$0
Putnam Short Term Investment Fund	July 31, 2021	$80,611	$0	$3,894	$0
	July 31, 2020	$92,849	$0	$3,894	$0
Putnam Short-Term Municipal Income Fund	November 30, 2021	$33,688	$0	$7,135	$0
	November 30, 2020	$31,386	$0	$7,135	$0
Putnam Small Cap Growth Fund	June 30, 2021	$55,857	$0	$8,726	$0
	June 30, 2020	$63,818	$0	$7,646	$0
Putnam Small Cap Value Fund	February 28, 2021	$38,343	$0	$5,382	$0
	February 28, 2020	$45,432	$0	$4,910	$0
B-4

Putnam Strategic Intermediate Municipal Fund	July 31, 2021	$63,509	$0	$7,088	$0
	July 31, 2020	$50,996	$0	$7,088	$0
Putnam Sustainable Future Fund	April 30, 2021	$48,147	$0	$5,382	$0
	April 30, 2020	$42,705	$0	$4,910	$0
Putnam Sustainable Leaders Fund	June 30, 2021	$94,770	$0	$6,375	$0
	June 30, 2020	$240,618	$0	$6,293	$0
Putnam Tax Exempt Income Fund	September 30, 2021	$82,697	$0	$7,157	$0
	September 30, 2020	$80,866	$0	$7,157	$0
Putnam Tax-Free High Yield Fund	July 31, 2021	$75,818	$0	$8,890	$0
	July 31, 2020	$76,203	$0	$8,890	$0
Putnam Ultra Short Duration Income Fund	July 31, 2021	$175,199	$0	$7,132	$0
	July 31, 2020	$282,728	$0	$7,132	$0
Putnam VT Diversified Income Fund	December 31, 2021	$128,043	$0	$10,717	$0
	December 31, 2020	$121,559	$0	$10,464	$0
Putnam VT Emerging Markets Equity Fund	December 31, 2021	$32,783	$0	$11,786	$0
	December 31, 2020	$35,741	$0	$8,330	$0
Putnam VT Focused International Equity Fund	December 31, 2021	$47,985	$0	$10,714	$0
	December 31, 2020	$48,318	$0	$8,434	$0
Putnam VT George Putnam Balanced Fund	December 31, 2021	$66,601	$0	$7,397	$0
	December 31, 2020	$65,610	$0	$8,078	$0
Putnam VT Global Asset Allocation Fund	December 31, 2021	$105,197	$0	$10,053	$0
	December 31, 2020	$96,632	$0	$8,998	$0
Putnam VT Global Health Care Fund	December 31, 2021	$26,005	$0	$5,314	$0
	December 31, 2020	$25,667	$0	$3,815	$0
Putnam VT Government Money Market Fund	December 31, 2021	$33,958	$0	$3,073	$0
	December 31, 2020	$34,365	$0	$3,073	$0
Putnam VT Growth Opportunities Fund	December 31, 2021	$74,278	$0	$4,187	$0
	December 31, 2020	$68,224	$0	$4,691	$0
Putnam VT High Yield Fund	December 31, 2021	$60,664	$0	$7,352	$0
	December 31, 2020	$61,548	$0	$6,494	$0
Putnam VT Income Fund	December 31, 2021	$95,699	$0	$8,073	$0
	December 31, 2020	$94,420	$0	$7,073	$0
Putnam VT International Equity Fund	December 31, 2021	$44,652	$0	$8,867	$0
	December 31, 2020	$43,671	$0	$7,154	$0
B-5

Putnam VT International Value Fund	December 31, 2021	$36,498	$0	$7,577	$0
	December 31, 2020	$36,881	$0	$6,407	$0
Putnam VT Large Cap Value Fund	December 31, 2021	$80,428	$0	$3,327	$0
	December 31, 2020	$76,760	$0	$3,327	$0
Putnam VT Mortgage Securities Fund	December 31, 2021	$51,499	$0	$8,073	$0
	December 31, 2020	$51,212	$0	$7,073	$0
Putnam VT Multi-Asset Absolute Return Fund	December 31, 2021	$76,733	$0	$9,570	$0
	December 31, 2020	$71,264	$0	$9,086	$0
Putnam VT Multi-Cap Core Fund	December 31, 2021	$34,390	$0	$5,812	$0
	December 31, 2020	$33,865	$0	$4,313	$0
Putnam VT Research Fund	December 31, 2021	$25,579	$0	$4,043	$0
	December 31, 2020	$25,044	$0	$4,488	$0
Putnam VT Small Cap Growth Fund	December 31, 2021	$24,522	$0	$4,827	$0
	December 31, 2020	$24,581	$0	$3,327	$0
Putnam VT Small Cap Value Fund	December 31, 2021	$23,083	$0	$4,112	$0
	December 31, 2020	$23,067	$0	$4,112	$0
Putnam VT Sustainable Future Fund	December 31, 2021	$47,760	$0	$4,187	$0
	December 31, 2020	$41,344	$0	$4,187	$0
Putnam VT Sustainable Leaders Fund	December 31, 2021	$23,188	$0	$3,649	$0
	December 31, 2020	$22,308	$0	$3,649	$0

1 Fees billed to the fund for services relating to a fund merger.

2 The amounts shown represent fees for the period December 31, 2019 (the fund’s commencement of operations) to the fiscal period ended August 31, 2020.

3 Effective October 31, 2021, the fund changed its fiscal year end from November 30th to October 31st. The amounts shown represent fees for the period December 1, 2020 to the fiscal year ended October 31, 2021.

4 The amounts shown represent fees for the period December 30, 2020 (the fund’s commencement of operations) to the fiscal period ended August 31, 2021.

5 The amounts shown represent fees for the period January 4, 2021 (the fund’s commencement of operations) to the fiscal period ended July 31, 2021.

Audit Fees represent fees billed for a fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in a fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in a fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

B-6

The following tables present the amounts the fund’s auditor billed for aggregate non-audit fees to each fund, Putnam Management, and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund in each of the fund’s last two fiscal years:

Putnam California Tax Exempt Income Fund	September 30, 2021: $272,100	September 30, 2020: $353,043
Putnam Convertible Securities Fund	October 31, 2021: $272,599	October 31, 2020: $353,542
Putnam Diversified Income Trust	September 30, 2021: $279,194	September 30, 2020: $360,675
Putnam Dynamic Asset Allocation Balanced Fund	September 30, 2021: $287,442	September 30, 2020: $363,546
Putnam Dynamic Asset Allocation Conservative Fund	September 30, 2021: $287,441	September 30, 2020: $363,546
Putnam Dynamic Asset Allocation Equity Fund	May 31, 2021: $330,174	May 31, 2020: $293,413
Putnam Dynamic Asset Allocation Growth Fund	September 30, 2021: $293,512	September 30, 2020: $372,146
Putnam Dynamic Risk Allocation Fund	May 31, 2021: $325,573	May 31, 2020: $5,550
Putnam Emerging Markets Equity Fund	August 31, 2021: $287,094	August 31, 2020: $389,930
Putnam Fixed Income Absolute Return Fund	October 31, 2021: $275,544	October 31, 2020: $355,066
Putnam Floating Rate Income Fund	February 28, 2021: $622,593	February 28, 2020: $8,260
Putnam Focused Equity Fund	August 31, 2021: $280,519	August 31, 2020: $379,003
Putnam Focused International Equity Fund	October 31, 2021: $277,764	October 31, 2020: $356,072
George Putnam Balanced Fund	July 31, 2021: $322,115	July 31, 2020: $359,521
Putnam Global Health Care Fund	August 31, 2021: $273,286	August 31, 2020: $354,229
Putnam Global Income Trust	October 31, 2021: $277,217	October 31, 2020: $359,784
Putnam Global Technology Fund	August 31, 2021: $271,854	August 31, 2020: $352,671
Putnam Government Money Market Fund	September 30, 2021: $269,286	September 30, 2020: $350,229
Putnam Growth Opportunities Fund	July 31, 2021: $315,425	July 31, 2020: $352,962
Putnam High Yield Fund	November 30, 2021: $272,437	November 30, 2020: $353,380
Putnam Income Fund	October 31, 2021: $275,100	October 31, 2020: $356,652
Putnam Income Strategies Portfolio	August 31, 2021: $278,789	August 31, 2020[1]: $357,732
Putnam Intermediate-Term Municipal Income Fund	November 30, 2021: $272,034	November 30, 2020: $352,977
Putnam International Capital Opportunities Fund	August 31, 2021: $277,315	August 31, 2020: $357,249
Putnam International Equity Fund	June 30, 2021: $323,433	June 30, 2020: $299,972
Putnam International Value Fund	June 30, 2021: $319,977	June 30, 2020: $294,365
Putnam Large Cap Value Fund	October 31, 2021[2]: $270,736	November 30, 2020: $351,679
Putnam Massachusetts Tax Exempt Income Fund	May 31, 2021: $316,388	May 31, 2020: $296,146
Putnam Minnesota Tax Exempt Income Fund	May 31, 2021: $316,388	May 31, 2020: $296,146
Putnam Money Market Fund	September 30, 2021: $269,091	September 30, 2020: $350,034
Putnam Mortgage Opportunities Fund	May 31, 2021: $321,565	May 30, 2020: $307,045
Putnam Mortgage Securities Fund	September 30, 2021: $274,771	September 30, 2020: $355,714
Putnam Multi-Asset Absolute Return Fund	October 31, 2021: $286,632	October 31, 2020: $359,484
Putnam Multi-Cap Core Fund	April 30, 2021: $317,191	April 30, 2020: $3,505
B-7

Putnam New Jersey Tax Exempt Income Fund	May 31, 2021: $316,388	May 31, 2020: $296,146
Putnam New York Tax Exempt Income Fund	November 30, 2021: $272,062	November 30, 2020: $353,005
Putnam Ohio Tax Exempt Income Fund	May 31, 2021: $316,388	May 31, 2020: $296,146
Putnam PanAgora Risk Parity Fund	August 31, 2021: $273,365	August 30, 2020: $354,308
Putnam Pennsylvania Tax Exempt Income Fund	May 31, 2021: $316,388	May 31, 2020: $296,146
Putnam Research Fund	July 31, 2021: $314,629	July 31, 2020: $351,171
Putnam Retirement Advantage 2025 Fund	August 31, 2021: $274,310	August 31, 2020[1]: $354,164
Putnam Retirement Advantage 2030 Fund	August 31, 2021: $274,668	August 31, 2020[1]: $354,846
Putnam Retirement Advantage 2035 Fund	August 31, 2021: $275,329	August 31, 2020[1]: $356,103
Putnam Retirement Advantage 2040 Fund	August 31, 2021: $271,991	August 31, 2020[1]: $352,378
Putnam Retirement Advantage 2045 Fund	August 31, 2021: $272,516	August 31, 2020[1]: $352,363
Putnam Retirement Advantage 2050 Fund	August 31, 2021: $269,421	August 31, 2020[1]: $348,910
Putnam Retirement Advantage 2055 Fund	August 31, 2021: $267,993	August 31, 2020[1]: $347,700
Putnam Retirement Advantage 2060 Fund	August 31, 2021: $266,700	August 31, 2020[1]: $346,291
Putnam Retirement Advantage 2065 Fund	August 31, 2021[3]: $264,997	N/A
Putnam Retirement Advantage Maturity Fund	August 31, 2021: $291,200	August 31, 2020[1]: $348,979
Putnam RetirementReady 2025 Fund	July 31, 2021: $317,428	July 31, 2020: $353,196
Putnam RetirementReady 2030 Fund	July 31, 2021: $319,851	July 31, 2020: $355,959
Putnam RetirementReady 2035 Fund	July 31, 2021: $316,396	July 31, 2020: $352,300
Putnam RetirementReady 2040 Fund	July 31, 2021: $317,534	July 31, 2020: $353,484
Putnam RetirementReady 2045 Fund	July 31, 2021: $313,640	July 31, 2020: $349,324
Putnam RetirementReady 2050 Fund	July 31, 2021: $312,714	July 31, 2020: $348,900
Putnam RetirementReady 2055 Fund	July 31, 2021: $310,615	July 31, 2020: $346,870
Putnam RetirementReady 2060 Fund	July 31, 2021: $309,496	July 31, 2020: $345,965
Putnam RetirementReady 2065 Fund	July 31, 2021[4]: $309,305	N/A
Putnam RetirementReady Maturity Fund	July 31, 2021: $324,749	July 31, 2020: $368,642
Putnam Short Duration Bond Fund	October 31, 2021: $272,714	October 31, 2020: $353,971
Putnam Short Term Investment Fund	July 31, 2021: $313,194	July 31, 2020: $349,736
Putnam Short-Term Municipal Income Fund	November 30, 2021: $272,034	November 30, 2020: $352,977
Putnam Small Cap Growth Fund	June 30, 2021: $318,026	June 30, 2020: $291,362
Putnam Small Cap Value Fund	February 28, 2021: $619,076	February 28, 2020: $4,910
Putnam Strategic Intermediate Municipal Fund	July 31, 2021: $316,388	July 31, 2020: $352,930
Putnam Sustainable Future Fund	April 30, 2021: $314,682	April 30, 2020: $4,910
Putnam Sustainable Leaders Fund	June 30, 2021: $315,675	June 30, 2020: $290,009
Putnam Tax Exempt Income Fund	September 30, 2021: $272,056	September 30, 2020: $352,999
Putnam Tax-Free High Yield Fund	July 31, 2021: $318,190	July 31, 2020: $354,732
Putnam Ultra Short Duration Income Fund	July 31, 2021: $316,432	July 31, 2020: $352,974
Putnam VT Diversified Income Fund	December 31, 2021: $304,137	December 31, 2020: $624,158
B-8

Putnam VT Emerging Markets Equity Fund	December 31, 2021: $305,206	December 31, 2020: $622,024
Putnam VT Focused International Equity Fund	December 31, 2021: $304,134	December 31, 2020: $622,128
Putnam VT George Putnam Balanced Fund	December 31, 2021: $300,817	December 31, 2020: $621,772
Putnam VT Global Asset Allocation Fund	December 31, 2021: $303,473	December 31, 2020: $622,692
Putnam VT Global Health Care Fund	December 31, 2021: $298,734	December 31, 2020: $617,509
Putnam VT Government Money Market Fund	December 31, 2021: $296,493	December 31, 2020: $616,767
Putnam VT Growth Opportunities Fund	December 31, 2021: $297,607	December 31, 2020: $618,385
Putnam VT High Yield Fund	December 31, 2021: $300,772	December 31, 2020: $620,188
Putnam VT Income Fund	December 31, 2021: $301,493	December 31, 2020: $620,767
Putnam VT International Equity Fund	December 31, 2021: $302,287	December 31, 2020: $620,848
Putnam VT International Value Fund	December 31, 2021: $300,997	December 31, 2020: $620,101
Putnam VT Large Cap Value Fund	December 31, 2021: $296,747	December 31, 2020: $617,021
Putnam VT Mortgage Securities Fund	December 31, 2021: $301,493	December 31, 2020: $620,767
Putnam VT Multi-Asset Absolute Return Fund	December 31, 2021: $302,990	December 31, 2020: $622,780
Putnam VT Multi-Cap Core Fund	December 31, 2021: $299,232	December 31, 2020: $618,007
Putnam VT Research Fund	December 31, 2021: $297,463	December 31, 2020: $618,182
Putnam VT Small Cap Growth fund	December 31, 2021: $298,247	December 31, 2020: $617,021
Putnam VT Small Cap Value Fund	December 31, 2021: $297,532	December 31, 2020: $617,806
Putnam VT Sustainable Future Fund	December 31, 2021: $297,607	December 31, 2020: $617,881
Putnam VT Sustainable Leaders Fund	December 31, 2021: $297,069	December 31, 2020: $617,343

1 The amounts shown represent fees for the period December 31, 2019 (the fund’s commencement of operations) to the fiscal period ended August 31, 2020.

2 Effective October 31, 2021, the fund changed its fiscal year end from November 30th to October 31st. The amounts shown represent fees for the period December 1, 2020 to the fiscal year ended October 31, 2021.

3 The amounts shown represent fees for the period December 30, 2020 (the fund’s commencement of operations) to the fiscal period ended August 31, 2021.

4 The amounts shown represent fees for the period January 4, 2021 (the fund’s commencement of operations) to the fiscal period ended July 31, 2021.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee has determined that, as a matter of policy, all work performed for the funds by the funds’ auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and its affiliated companies of the funds’ auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why the work should be performed by that particular audit firm as opposed to another one. In reviewing these requests, the Committee considers, among other things, whether the provision of such services by the audit firm is compatible with the independence of the audit firm.

Since the beginning of the two most recently completed fiscal years of each fund, all work performed by the auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was approved in

B-9

advance by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above.

The following table presents fees billed to each indicated fund in each of its last two fiscal years by the fund’s auditors for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

Putnam California Tax Exempt Income Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Convertible Securities Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Diversified Income Trust	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Dynamic Asset Allocation Balanced Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Dynamic Asset Allocation Conservative Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Dynamic Asset Allocation Equity Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam Dynamic Asset Allocation Growth Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Dynamic Risk Allocation Fund	May 31, 2021: $309,300	May 31, 2020: $0
Putnam Emerging Markets Equity Fund	August 31, 2021: $264,899	August 31, 2020: $345,842
Putnam Fixed Income Absolute Return Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Floating Rate Income Fund	February 28, 2021: $613,694	February 28, 2020: $0
Putnam Focused Equity Fund	August 31, 2021: $264,899	August 31, 2020: $345,842
Putnam Focused International Equity Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
George Putnam Balanced Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam Global Health Care Fund	August 31, 2021: $264,899	August 31, 2020: $345,842
Putnam Global Income Trust	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Global Technology Fund	August 31, 2021: $264,899	August 31, 2020: $345,842
Putnam Government Money Market Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Growth Opportunities Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam High Yield Fund	November 30, 2021: $264,899	November 30, 2020: $345,842
Putnam Income Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Income Strategies Portfolio	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Intermediate-Term Municipal Income Fund	November 30, 2021: $264,899	November 30, 2020: $345,842
Putnam International Capital Opportunities Fund	August 31, 2021: $264,899	August 31, 2020: $345,842
Putnam International Equity Fund	June 30, 2021: $309,300	June 30, 2020: $283,716
Putnam International Value Fund	June 30, 2021: $309,300	June 30, 2020: $283,716
Putnam Large Cap Value Fund	October 31, 2021[2]: $264,899	November 30, 2020: $345,842
Putnam Massachusetts Tax Exempt Income Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam Minnesota Tax Exempt Income Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam Money Market Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Mortgage Opportunities Fund	May 31, 2021: $309,300	May 30, 2020: $283,716
Putnam Mortgage Securities Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
B-10

Putnam Multi-Asset Absolute Return Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Multi-Cap Core Fund	April 30, 2021: $309,300	April 30, 2020: $0
Putnam New Jersey Tax Exempt Income Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam New York Tax Exempt Income Fund	November 30, 2021: $264,899	November 30, 2020: $345,842
Putnam Ohio Tax Exempt Income Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam PanAgora Risk Parity Fund	August 31, 2021: $264,899	August 30, 2020: $345,842
Putnam Pennsylvania Tax Exempt Income Fund	May 31, 2021: $309,300	May 31, 2020: $283,716
Putnam Research Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam Retirement Advantage 2025 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2030 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2035 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2040 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2045 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2050 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2055 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2060 Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam Retirement Advantage 2065 Fund	August 31, 2021[3]: $264,899	N/A
Putnam Retirement Advantage Maturity Fund	August 31, 2021: $264,899	August 31, 2020[1]: $345,842
Putnam RetirementReady 2025 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2030 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2035 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2040 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2045 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2050 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2055 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2060 Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam RetirementReady 2065 Fund	July 31, 2021[4]: $309,300	N/A
Putnam RetirementReady Maturity Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam Short Duration Bond Fund	October 31, 2021: $264,899	October 31, 2020: $345,842
Putnam Short Term Investment Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam Short-Term Municipal Income Fund	November 30, 2021: $264,899	November 30, 2020: $345,842
Putnam Small Cap Growth Fund	June 30, 2021: $309,300	June 30, 2020: $283,716
Putnam Small Cap Value Fund	February 28, 2021: $613,694	February 28, 2020: $0
Putnam Strategic Intermediate Municipal Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam Sustainable Future Fund	April 30, 2021: $309,300	April 30, 2020: $0
Putnam Sustainable Leaders Fund	June 30, 2021: $309,300	June 30, 2020: $283,716
Putnam Tax Exempt Income Fund	September 30, 2021: $264,899	September 30, 2020: $345,842
Putnam Tax-Free High Yield Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
B-11

Putnam Ultra Short Duration Income Fund	July 31, 2021: $309,300	July 31, 2020: $345,842
Putnam VT Diversified Income Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Emerging Markets Equity Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Focused International Equity Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT George Putnam Balanced Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Global Asset Allocation Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Global Health Care Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Government Money Market Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Growth Opportunities Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT High Yield Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Income Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT International Equity Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT International Value Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Large Cap Value Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Mortgage Securities Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Multi-Asset Absolute Return Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Multi-Cap Core Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Research Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Small Cap Growth Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Small Cap Value Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Sustainable Future Fund	December 31, 2021: $293,420	December 31, 2020: $613,694
Putnam VT Sustainable Leaders Fund	December 31, 2021: $293,420	December 31, 2020: $613,694

2 The amounts shown represent fees for the period December 31, 2019 (the fund’s commencement of operations) to the fiscal period ended August 31, 2020.

3 Effective October 31, 2021, the fund changed its fiscal year end from November 30th to October 31st. The amounts shown represent fees for the period December 1, 2020 to the fiscal year ended October 31, 2021.

4 The amounts shown represent fees for the period December 30, 2020 (the fund’s commencement of operations) to the fiscal period ended August 31, 2021.

5 The amounts shown represent fees for the period January 4, 2021 (the fund’s commencement of operations) to the fiscal period ended July 31, 2021.

B-12

Appendix C — Dollar Range and Number of Shares Beneficially Owned

The tables below show the number of shares of each fund beneficially owned by each Trustee and nominee for Trustee, as well as the value of each Trustee’s and nominee’s holdings in each fund and across all funds, as of December 31, 2021. Where the number of shares beneficially owned exceeds 1% percent of the class owned, the percentage is included in parentheses below. As of December 31, 2021, none of the Trustees or nominees owned shares of any of the following funds: Putnam Income Strategies Portfolio, Putnam Retirement Advantage 2025 Fund, Putnam Retirement Advantage 2030 Fund, Putnam Retirement Advantage 2040 Fund, Putnam Retirement Advantage 2045 Fund, Putnam Retirement Advantage 2050 Fund, Putnam Retirement Advantage 2055 Fund, Putnam Retirement Advantage 2060 Fund, Putnam Retirement Advantage 2065 Fund, Putnam Retirement Advantage Maturity Fund, Putnam RetirementReady 2045 Fund, Putnam RetirementReady 2050 Fund, Putnam RetirementReady 2060 Fund, Putnam RetirementReady 2065 Fund, and Putnam Short Term Investment Fund. All references in the tables are to Class A shares unless otherwise indicated.

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam California Tax Exempt Income Fund		Putnam Convertible Securities Fund		Putnam Diversified Income Trust
Liaquat Ahamed	$1-$10,000	342.155	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$1-$10,000	121.510	$1-$10,000	250.212	$1-$10,000	107.479
Barbara M. Baumann	$1-$10,000	100.000	$1-$10,000	237.159	$50,001-$100,000	15,902.084
Katinka Domotorffy	$1-$10,000	143.131	$1-$10,000	219.990	$1-$10,000	158.136
Catharine Bond Hill	$1-$10,000	170.189	$1-$10,000	173.543	$1-$10,000	113.728
Paul L. Joskow*	$1-$10,000	112.827	Over $100,000	5,172.354	Over $100,000	48,037.360
Kenneth R. Leibler	$1-$10,000	114.716	$1-$10,000	267.234	$1-$10,000	495.975
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$1-$10,000	158.457	Over $100,000	29,611.405	$50,001-$100,000	14,264.308
Robert L. Reynolds†	$1-$10,000	171.962	$1-$10,000	250.212	Over $100,000	131,989.602
Manoj P. Singh	$1-$10,000	190.517	$1-$10,000	154.281	$1-$10,000	112.367
Mona K. Sutphen	$10,001-$50,000	2,776.830	$1-$10,000	38.577	$1-$10,000	156.568
Trustees/Nominees
and Officers as a group	$10,001-$50,000	4,402.294	Over $100,000	36,474.967	Over $100,000	211,437.607

C-1

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Dynamic Asset Allocation Balanced Fund		Putnam Dynamic Asset Allocation Conservative Fund		Putnam Dynamic Asset Allocation Equity Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	N/A	N/A
Ravi Akhoury*	$1-$10,000	186.369	$1-$10,000	167.990	$1-$10,000	368.535
Barbara M. Baumann	$10,001-$50,000	2,373.470	$1-$10,000	155.535	N/A	N/A
Katinka Domotorffy	$1-$10,000	162.019	$1-$10,000	147.298	N/A	N/A
Catharine Bond Hill	$1-$10,000	125.656	$1-$10,000	115.250	N/A	N/A
Paul L. Joskow*	Over $100,000	76,359.923	$1-$10,000	387.325	N/A	N/A
Kenneth R. Leibler	$1-$10,000	200.336	$1-$10,000	182.804	N/A	N/A
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$50,001-$100,000	5,891.161	$50,001-$100,000	8,232.221	N/A	N/A
Robert L. Reynolds†	$1-$10,000	186.369	$1-$10,000	169.428	$1-$10,000	368.535
Manoj P. Singh	$1-$10,000	117.093	$1-$10,000	111.504	N/A	N/A
Mona K. Sutphen	$1-$10,000	61.362	$1-$10,000	86.472	N/A	N/A
Trustees/Nominees
and Officers as a group	Over $100,000	85,763.758	Over $100,000	9,855.827	$10,001-$50,000	737.07

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Dynamic Asset Allocation Growth Fund		Putnam Dynamic Risk Allocation Fund		Putnam Emerging Markets Equity Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$10,001-$50,000	2,169.660
Ravi Akhoury*	$1-$10,000	200.757	$1-$10,000	205.163	$1-$10,000	347.800
Barbara M. Baumann	$10,001-$50,000	2,340.480	$1-$10,000	1,013.534	$1-$10,000	336.826
Katinka Domotorffy	$10,001-$50,000	1,819.733	$50,001-$100,000	11,523.329	$1-$10,000	305.024
Catharine Bond Hill	$1-$10,000	130.495	$1-$10,000	169.135	$1-$10,000	295.038
Paul L. Joskow*	$10,001-$50,000	627.587	$1-$10,000	312.111	$1-$10,000	229.307
Kenneth R. Leibler	$1-$10,000	215.988	$1-$10,000	202.458	$1-$10,000	351.481
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	Over $100,000	35,120.207	$50,001-$100,000	8,266.797	Over $100,000	31,553.169
Robert L. Reynolds†	$1-$10,000	200.757	$1-$10,000	1,081.153	Over $100,000	45,523.469
Manoj P. Singh	$1-$10,000	118.104	$1-$10,000	166.000	$1-$10,000	292.648
Mona K. Sutphen	$1-$10,000	53.721	$1-$10,000	142.0210	$1-$10,000	241.701
Trustees/Nominees
and Officers as a group	Over $100,000	40,927.829	Over $100,000	23,181.702	Over $100,000	81,646.1230

C-2

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Fixed Income Absolute Return Fund		Putnam Floating Rate Income Fund		Putnam Focused Equity Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$10,001-$50,000	414.965
Ravi Akhoury*	$1-$10,000	154.800	$1-$10,000	172.751	$10,001-$50,000	623.472
Barbara M. Baumann	$50,001-$100,000	9,308.417	$1-$10,000	162.009	Over $100,000	5,059.102
Katinka Domotorffy	$1-$10,000	144.719	$1-$10,000	144.006	$10,001-$50,000	655.144
Catharine Bond Hill	$1-$10,000	114.980	$1-$10,000	112.067	$10,001-$50,000	513.868
Paul L. Joskow*	$1-$10,000	249.543	$1-$10,000	388.568	$1-$10,000	181.632
Kenneth R. Leibler	$1-$10,000	154.800	$1-$10,000	199.589	$10,001-$50,000	804.167
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	1,543.374	Over $100,000	14,672.843	Over $100,000	49,508.530
Robert L. Reynolds†	Over $100,000	36,057.652	$1-$10,000	174.532	Over $100,000	51,871.575
Manoj P. Singh	$1-$10,000	112.779	$1-$10,000	110.886	$10,001-$50,000	425.757
Mona K. Sutphen	$1-$10,000	109.980	$1-$10,000	122.472	$1-$10,000	35.455
Trustees/Nominees
and Officers as a group	Over $100,000	48,051.044	Over $100,000	16,359.723	Over $100,000	110,093.667

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Focused International Equity Fund		George Putnam Balanced Fund		Putnam Global Health Care Fund
Liaquat Ahamed	$1-$10,000	490.301	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$10,001-$50,000	1,086.981	$1-$10,000	155.922	$10,001-$50,000	159.469
Barbara M. Baumann	$50,001-$100,000	4,685.999	Over $100,000	4,302.348	$10,001-$50,000	297.891
Katinka Domotorffy	$50,001-$100,000	5,381.921	$1-$10,000	145.029	Over $100,000	2,230.902
Catharine Bond Hill	$10,001-$50,000	651.808	$1-$10,000	200.755	$1-$10,000	136.969
Paul L. Joskow*	$10,001-$50,000	2,371.260	Over $100,000	4,520.596	Over $100,000	1,571.212
Kenneth R. Leibler	$10,001-$50,000	1,204.407	$1-$10,000	208.795	$10,001-$50,000	422.198
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	Over $100,000	208,003.620	Over $100,000	140,096.168	Over $100,000	14,716.950
Robert L. Reynolds†	Over $100,000	48,297.093	$1-$10,000	158.327	$10,001-$50,000	298.868
Manoj P. Singh	$1-$10,000	134.805	$1-$10,000	199.305	$1-$10,000	107.432
Mona K. Sutphen	$1-$10,000	61.229	$1-$10,000	134.612	$1-$10,000	15.780
Trustees/Nominees
and Officers as a group	Over $100,000	272,369.424	Over $100,000	150,221.857	Over $100,000	20,057.671

C-3

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Global Income Trust Fund		Putnam Global Technology Fund		Putnam Government Money Market Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	135.570	$1-$10,000	100.030
Ravi Akhoury*	$1-$10,000	171.527	$10,001-$50,000	277.627	$1-$10,000	N/A
Barbara M. Baumann	$1-$10,000	144.775	Over $100,000	5,700.592	$1-$10,000	100.030
Katinka Domotorffy	$1-$10,000	129.372	Over $100,000	6,035.602	$1-$10,000	100.030
Catharine Bond Hill	$1-$10,000	106.657	$50,001-$100,000	1,224.521	$1-$10,000	101.820
Paul L. Joskow*	$1-$10,000	301.879	$10,001-$50,000	458.647	$1-$10,000	1,706.030
Kenneth R. Leibler	$1-$10,000	192.785	$10,001-$50,000	319.136	$1-$10,000	100.030
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$50,001-$100,000	7,391.402	Over $100,000	3,559.143	$1-$10,000	500.280
Robert L. Reynolds†	Over $100,000	68,124.454	$10,001-$50,000	319.136	$1-$10,000	N/A
Manoj P. Singh	$1-$10,000	106.019	$1-$10,000	141.646	$1-$10,000	101.430
Mona K. Sutphen	$1-$10,000	81.494	$1-$10,000	68.255	$1-$10,000	1,000.000
Trustees/Nominees
and Officers as a group	Over $100,000	76,850.364	Over $100,000	18,239.875	$1-$10,000	3,809.680

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Growth Opportunities Fund		Putnam High Yield Fund		Putnam Income Fund Fund
Liaquat Ahamed	$50,001-$100,000	1,239.996	Over $100,000	79,282.884	$1-$10,000	100.000
Ravi Akhoury*	$10,001-$50,000	314.226	$1-$10,000	467.790	$1-$10,000	175.459
Barbara M. Baumann	Over $100,000	9,130.801	$1-$10,000	415.604	$1-$10,000	156.605
Katinka Domotorffy	Over $100,000	2,147.340	$1-$10,000	355.328	$1-$10,000	143.737
Catharine Bond Hill	Over $100,000	2,196.735	$1-$10,000	115.386	$1-$10,000	115.547
Paul L. Joskow*	Over $100,000	2,330.608	$1-$10,000	925.257	Over $100,000	37,551.284
Kenneth R. Leibler	$10,001-$50,000	333.545	$1-$10,000	564.051	$1-$10,000	203.860
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	Over $100,000	88,089.478	Over $100,000	20,033.307	Over $100,000	15,587.011
Robert L. Reynolds†	Over $100,000	98,667.845	Over $100,000	82,457.803	Over $100,000	1,869,261.208
Manoj P. Singh	$1-$10,000	116.558	$1-$10,000	113.928	$1-$10,000	114.496
Mona K. Sutphen	$1-$10,000	17.318	$1-$10,000	160.040	$1-$10,000	143.199
Trustees/Nominees
and Officers as a group	Over $100,000	204,584.450	Over $100,000	184,891.378	Over $100,000	1,923,552.406

C-4

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Intermediate-Term Municipal Income Fund		Putnam International Capital Opportunities Fund		Putnam International Equity Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	209.667
Ravi Akhoury*	$1-$10,000	120.094	$1-$10,000	159.138	$1-$10,000	298.909
Barbara M. Baumann	$1-$10,000	128.382	$1-$10,000	158.525	Over $100,000	7,209.626
Katinka Domotorffy	$1-$10,000	120.089	$1-$10,000	150.322	$1-$10,000	288.003
Catharine Bond Hill	$1-$10,000	109.434	$1-$10,000	133.264	$1-$10,000	264.874
Paul L. Joskow*	$1-$10,000	179.434	$10,001-$50,000	730.233	Over $100,000	6,257.120
Kenneth R. Leibler	$1-$10,000	168.715	$1-$10,000	174.529	$10,001-$50,000	406.172
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	1,423.585	Over $100,000	2,945.130	Over $100,000	10,461.877
Robert L. Reynolds†	N/A	N/A	$1-$10,000	159.138	Over $100,000	16,190.650
Manoj P. Singh	$1-$10,000	108.896	$1-$10,000	120.873	$1-$10,000	119.757
Mona K. Sutphen	$1-$10,000	188.503	$1-$10,000	23.330	$1-$10,000	117.560
Trustees/Nominees
and Officers as a group	$10,001-$50,000	2,647.132	Over $100,000	4,854.482	Over $100,000	41,824.214

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam International Value Fund		Putnam Large Cap Value Fund		Putnam Massachusetts Tax Exempt Income Fund
Liaquat Ahamed	$10,001-$50,000	2,000.000	$10,001-$50,000	1,105.242	$1-$10,000	100.000
Ravi Akhoury*	$1-$10,000	141.133	$10,001-$50,000	330.470	$1-$10,000	153.140
Barbara M. Baumann	$1-$10,000	140.660	Over $100,000	12,624.986	$1-$10,000	143.990
Katinka Domotorffy	$1-$10,000	129.546	Over $100,000	4,370.880	$1-$10,000	131.288
Catharine Bond Hill	$1-$10,000	118.289	$50,001-$100,000	2,491.458	$1-$10,000	107.586
Paul L. Joskow*	$1-$10,000	236.328	Over $100,000	38,798.219	$1-$10,000	260.817
Kenneth R. Leibler	$1-$10,000	187.685	$10,001-$50,000	998.204	$1-$10,000	170.771
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$50,001-$100,000	4,245.759	Over $100,000	188,245.777	Over $100,000	10,075.422
Robert L. Reynolds†	$1-$10,000	141.133	Over $100,000	124,157.500	$1-$10,000	155.277
Manoj P. Singh	$1-$10,000	112.982	$1-$10,000	119.410	$1-$10,000	106.797
Mona K. Sutphen	$1-$10,000	248.599	$1-$10,000	141.526	$1-$10,000	100.737
Trustees/Nominees
and Officers as a group	$50,001-$100,000	7,702.114	Over $100,000	373,383.672	Over $100,000	11,505.825

C-5

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Minnesota Tax Exempt Income Fund		Putnam Money Market Fund		Putnam Mortgage Opportunities Fund
Liaquat Ahamed	$1-$10,000	100.000	Over $100,000	129,711.030	Over $100,000	26,329.52
Ravi Akhoury*	$1-$10,000	150.060	$1-$10,000	132.030	N/A	N/A
Barbara M. Baumann	$1-$10,000	141.861	$1-$10,000	1,039.870	$1-$10,000	109.874
Katinka Domotorffy	$1-$10,000	130.726	$10,001-$50,000	20,569.920	$1-$10,000	109.874
Catharine Bond Hill	$1-$10,000	107.712	$1-$10,000	5,564.230	$1-$10,000	109.49
Paul L. Joskow*	$1-$10,000	265.149	Over $100,000	510,609.780	$1-$10,000	109.874
Kenneth R. Leibler	$1-$10,000	164.960	$1-$10,000	104.010	$1-$10,000	109.874
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	2,110.662	Over $100,000	801,277.930	$10,001-$50,000	1,352.29
Robert L. Reynolds†	$1-$10,000	151.173	$50,001-$100,000	86,904.140	N/A	0
Manoj P. Singh	$1-$10,000	106.998	$1-$10,000	220.480	$1-$10,000	109.874
Mona K. Sutphen	$1-$10,000	105.346	$1-$10,000	2,000.030	$1-$10,000	112.733
Trustees/Nominees
and Officers as a group	$10,001-$50,000	3,534.647	Over $100,000	1,558,133.450	Over $100,000	28,453.40

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Mortgage Securities Fund		Putnam Multi-Asset Absolute Return Fund		Putnam Multi-Cap Core Fund
Liaquat Ahamed	Over $100,000	19,957.76	$1-$10,000	189.686	$1-$10,000	227.379
Ravi Akhoury*	$1-$10,000	300.288	$1-$10,000	265.280	$10,001-$50,000	290.855
Barbara M. Baumann	$50,001-$100,000	8,103.40	$1-$10,000	260.629	Over $100,000	17,683.93
Katinka Domotorffy	$1-$10,000	228.459	$10,001-$50,000	2,658.009	$10,001-$50,000	303.839
Catharine Bond Hill	$1-$10,000	115.461	$1-$10,000	105.897	Over $100,000	3,675.95
Paul L. Joskow*	$10,001-$50,000	1,753.21	$1-$10,000	124.722	Over $100,000	16,512.43
Kenneth R. Leibler	$1-$10,000	274.921	$1-$10,000	265.280	$10,001-$50,000	540.571
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$50,001-$100,000	8,421.25	$10,001-$50,000	2,401.825	Over $100,000	11,487.83
Robert L. Reynolds†	$1-$10,000	302.629	Over $100,000	41,781.855	$10,001-$50,000	316.36
Manoj P. Singh	$1-$10,000	114.007	$1-$10,000	102.064	$1-$10,000	117.828
Mona K. Sutphen	$1-$10,000	86.124	$1-$10,000	97.855	$1-$10,000	29.986
Trustees/Nominees
and Officers as a group	Over $100,000	39,657.51	Over $100,000	48,253.102	Over $100,000	51,186.95
C-6

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam New Jersey Tax Exempt Income Fund		Putnam New York Tax Exempt Income Fund		Putnam Ohio Tax Exempt Income Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$1-$10,000	156.576	$1-$10,000	156.67	$1-$10,000	153.362
Barbara M. Baumann	$1-$10,000	147.559	$1-$10,000	147.09	$1-$10,000	144.362
Katinka Domotorffy	$1-$10,000	134.911	$1-$10,000	133.921	$1-$10,000	132.404
Catharine Bond Hill	$1-$10,000	109.099	$1-$10,000	108.446	$1-$10,000	108.920
Paul L. Joskow*	$1-$10,000	271.323	$1-$10,000	518.871	$1-$10,000	271.653
Kenneth R. Leibler	$1-$10,000	172.985	$1-$10,000	332.208	$1-$10,000	169.353
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	2,132.783	$10,001-$50,000	4,509.57	$10,001-$50,000	2,139.350
Robert L. Reynolds†	$1-$10,000	157.931	$1-$10,000	158.009	$1-$10,000	154.739
Manoj P. Singh	$1-$10,000	108.178	$1-$10,000	107.681	$1-$10,000	108.221
Mona K. Sutphen	$1-$10,000	104.722	$1-$10,000	113.772	$1-$10,000	109.013
Trustees/Nominees
and Officers as a group	$10,001-$50,000	3,596.067	$50,001-$100,000	6,386.24	$10,001-$50,000	3,591.3770

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam PanAgora Risk Parity Fund		Putnam Pennsylvania Tax Exempt Income Fund		Putnam Research Fund
Liaquat Ahamed	$1-$10,000	118.917	$1-$10,000	100.000	$10,001-$50,000	243.767
Ravi Akhoury*	N/A	N/A	$1-$10,000	154.246	$1-$10,000	149.424
Barbara M. Baumann	Over $100,000	112,337.559	$1-$10,000	145.273	$1-$10,000	148.184
Katinka Domotorffy	$1-$10,000	118.917	$1-$10,000	132.968	$50,001-$100,000	1,170.044
Catharine Bond Hill	$1-$10,000	138.518	$1-$10,000	108.235	$1-$10,000	118.977
Paul L. Joskow*	$1-$10,000	139.505	$1-$10,000	275.154	Over $100,000	8,291.726
Kenneth R. Leibler	$1-$10,000	139.505	$1-$10,000	169.949	$1-$10,000	151.696
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	1,649.309	$10,001-$50,000	2,141.79	Over $100,000	2,656.721
Robert L. Reynolds†	N/A	N/A	$1-$10,000	155.616	Over $100,000	6,811.675
Manoj P. Singh	$1-$10,000	137.124	$1-$10,000	107.423	$1-$10,000	118.977
Mona K. Sutphen	$1-$10,000	106.310	$1-$10,000	105.311	$1-$10,000	45.226
Trustees/Nominees
and Officers as a group	Over $100,000	114,885.664	$10,001-$50,000	3,595.97	Over $100,000	19,906.417

C-7

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Retirement Advantage 2035 Fund		Putnam RetirementReady 2025 Fund		Putnam RetirementReady 2030 Fund
Liaquat Ahamed	N/A	N/A	$1-$10,000	100.000	N/A	N/A
Ravi Akhoury*	N/A	N/A	N/A	N/A	N/A	N/A
Barbara M. Baumann	N/A	N/A	N/A	N/A	$1-$10,000	127.521
Katinka Domotorffy	N/A	N/A	N/A	N/A	N/A	N/A
Catharine Bond Hill	N/A	N/A	N/A	N/A	N/A	N/A
Paul L. Joskow*	N/A	N/A	$1-$10,000	117.914	N/A	N/A
Kenneth R. Leibler	N/A	N/A	N/A	N/A	N/A	N/A
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	N/A	N/A	$10,001-$50,000	2,104.049	N/A	N/A
Robert L. Reynolds†	N/A	N/A	N/A	N/A	N/A	N/A
Manoj P. Singh	N/A	N/A	N/A	N/A	N/A	N/A
Mona K. Sutphen	$1-$10,000	95.9960	N/A	N/A	N/A	N/A
Trustees/Nominees
and Officers as a group	$1-$10,000	95.9960	$10,001-$50,000	2,321.963	$1-$10,000	127.521

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam RetirementReady 2035 Fund		Putnam Retirement Advantage 2040 Fund		Putnam RetirementReady 2055 Fund
Liaquat Ahamed	N/A	N/A	N/A	N/A	N/A	N/A
Ravi Akhoury*	N/A	N/A	N/A	N/A	N/A	N/A
Barbara M. Baumann	N/A	N/A	N/A	N/A	N/A	N/A
Katinka Domotorffy	N/A	N/A	N/A	N/A	N/A	N/A
Catharine Bond Hill	N/A	N/A	N/A	N/A	N/A	N/A
Paul L. Joskow*	N/A	N/A	N/A	N/A	N/A	N/A
Kenneth R. Leibler	N/A	N/A	N/A	N/A	N/A	N/A
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	N/A	N/A	N/A	N/A	$10,001-$50,000	826.355
Robert L. Reynolds†	N/A	N/A	$10,001-$50,000	459.796	N/A	N/A
Manoj P. Singh	N/A	N/A	N/A	N/A	N/A	N/A
Mona K. Sutphen	$1-$10,000	37.254	N/A	N/A	N/A	N/A
Trustees/Nominees
and Officers as a group	$1-$10,000	37.254	$10,001-$50,000	459.796	$10,001-$50,000	826.355

C-8

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam RetirementReady Maturity Fund		Putnam Short Duration Bond Fund		Putnam Short-Term Municipal Income Fund
Liaquat Ahamed	N/A	N/A	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$1-$10,000	564.132	$1-$10,000	127.122	$1-$10,000	106.765
Barbara M. Baumann	$1-$10,000	164.972	$1-$10,000	126.717	$1-$10,000	597.308
Katinka Domotorffy	$1-$10,000	127.751	$1-$10,000	121.428	$1-$10,000	110.938
Catharine Bond Hill	$1-$10,000	111.300	$1-$10,000	108.029	$1-$10,000	104.975
Paul L. Joskow*	$10,001-$50,000	1,027.663	$1-$10,000	190.540	$1-$10,000	166.100
Kenneth R. Leibler	$1-$10,000	286.927	$1-$10,000	127.122	$1-$10,000	156.217
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	$10,001-$50,000	1,237.348	$10,001-$50,000	1,270.495	$10,001-$50,000	1,327.250
Robert L. Reynolds†	$1-$10,000	128.785	$1-$10,000	127.122	N/A	0.000
Manoj P. Singh	$1-$10,000	109.050	$1-$10,000	106.699	$1-$10,000	104.560
Mona K. Sutphen	N/A	N/A	$1-$10,000	98.287	$1-$10,000	98.996
Trustees/Nominees
and Officers as a group	$50,001-100,000	3,757.928	$10,001-$50,000	2,503.561	$10,001-$50,000	2,873.109

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Small Cap Growth Fund		Putnam Small Cap Value Fund		Putnam Strategic Intermediate Municipal Fund
Liaquat Ahamed	$1-$10,000	126.874	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$10,001-$50,000	187.289	$1-$10,000	122.218	$1-$10,000	167.330
Barbara M. Baumann	Over $100,000	2,107.701	$1-$10,000	183.757	$1-$10,000	157.272
Katinka Domotorffy	$10,001-$50,000	185.977	$1-$10,000	188.727	$1-$10,000	143.230
Catharine Bond Hill	$1-$10,000	122.902	$1-$10,000	103.028	$1-$10,000	115.606
Paul L. Joskow*	$10,001-$50,000	308.763	$1-$10,000	483.768	$1-$10,000	274.147
Kenneth R. Leibler	$10,001-$50,000	225.434	$1-$10,000	306.781	$1-$10,000	184.691
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	Over $100,000	12,824.023	Over $100,000	6,561.556	$10,001-$50,000	1,472.736
Robert L. Reynolds†	$50,001-$100,000	1,332.772	$1-$10,000	186.982	$1-$10,000	168.678
Manoj P. Singh	$1-$10,000	122.902	$1-$10,000	103.028	$1-$10,000	113.597
Mona K. Sutphen	$1-$10,000	29.587	$1-$10,000	123.846	$1-$10,000	134.550
Trustees/Nominees
and Officers as a group	Over $100,000	17,574.224	Over $100,000	8,463.691	Over $100,000	3,031.837

C-9

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Sustainable Future Fund		Putnam Sustainable Leaders Fund		Putnam Tax Exempt Income Fund
Liaquat Ahamed	$1-$10,000	100.000	$10,001-$50,000	100.000	$1-$10,000	310.981
Ravi Akhoury*	$1-$10,000	223.396	$10,001-$50,000	234.639	$1-$10,000	507.126
Barbara M. Baumann	Over $100,000	7,543.014	Over $100,000	1,770.958	$1-$10,000	475.725
Katinka Domotorffy	Over $100,000	4,737.382	$50,001-$100,000	584.520	$1-$10,000	434.062
Catharine Bond Hill	$1-$10,000	132.069	$1-$10,000	31.848	$1-$10,000	113.265
Paul L. Joskow*	$1-$10,000	408.773	Over $100,000	1,937.654	$10,001-$50,000	1,381.673
Kenneth R. Leibler	$1-$10,000	300.276	$10,001-$50,000	233.246	$1-$10,000	724.981
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A	N/A	N/A
George Putnam, III	Over $100,000	7,283.483	Over $100,000	45,749.756	Over $100,000	13,312.688
Robert L. Reynolds†	$50,001-$100,000	2,862.160	Over $100,000	17,348.087	$1-$10,000	512.300
Manoj P. Singh	$1-$10,000	132.069	$10,001-$50,000	91.720	$1-$10,000	111.995
Mona K. Sutphen	$1-$10,000	130.084	$1-$10,000	24.358	$1-$10,000	115.784
Trustees/Nominees
and Officers as a group	$10,001-$50,000	23,852.706	Over $100,000	68,106.786	Over $100,000	18,000.580

Trustees/Nominees	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned	Dollar Range of Fund Shares Owned	Fund Shares Beneficially Owned
	Putnam Tax-Free High Yield Fund		Putnam Ultra Short Duration Income Fund
Liaquat Ahamed	$1-$10,000	100.000	$1-$10,000	100.000
Ravi Akhoury*	$1-$10,000	181.449	$1-$10,000	111.463
Barbara M. Baumann	$1-$10,000	166.797	Over $100,000	100,601.932
Katinka Domotorffy	$1-$10,000	148.487	$1-$10,000	110.805
Catharine Bond Hill	$1-$10,000	114.273	$1-$10,000	104.203
Paul L. Joskow*	$1-$10,000	567.649	$1-$10,000	167.025
Kenneth R. Leibler	$1-$10,000	205.808	$1-$10,000	122.859
Jennifer Williams Murphy#	N/A	N/A	N/A	N/A
Marie Pillai#	N/A	N/A	N/A	N/A
George Putnam, III	$50,001-$100,000	5,475.834	$10,001-$50,000	1,336.343
Robert L. Reynolds†	$1-$10,000	183.816	$1-$10,000	111.418
Manoj P. Singh	$1-$10,000	113.118	$1-$10,000	103.561
Mona K. Sutphen	$1-$10,000	77.233	$1-$10,000	99.173
Trustees/Nominees
and Officers as a group	$50,001-$100,000	7,334.464	Over $100,000	102,968.782

C-10

Aggregate Dollar Range of Shares Held in All of the
Name of Trustee/Nominee	Putnam Funds Overseen by Trustee
Liaquat Ahamed	Over $100,000
Ravi Akhoury*	Over $100,000
Barbara M. Baumann	Over $100,000
Katinka Domotorffy	Over $100,000
Catharine Bond Hill	Over $100,000
Paul L. Joskow*	Over $100,000
Kenneth R. Leibler	Over $100,000
Jennifer Williams Murphy#	N/A
Marie Pillai#	N/A
George Putnam, III	Over $100,000
Manoj P. Singh	Over $100,000
Mona K. Sutphen	$50,001-$100,000
Robert L. Reynolds†	Over $100,000

* Mr. Akhoury and Dr. Joskow are retiring and are not standing for re-election to your fund’s Board. Each will serve until June 30, 2022, when he will retire.

# Mses. Murphy and Pillai have been nominated for election to your fund’s Board and, if elected, will serve as Trustees beginning July 1, 2022.

† Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an “interested person”.

Putnam Variable Trust

As of December 31, 2021, except as shown in the tables below, the Trustees/nominees, and the Trustees/nominees and officers as a group, did not own variable annuity contracts or variable life insurance policies that invested in the funds that are series of Putnam Variable Trust. These tables show the value of the Trustees’ and nominees’ indirect beneficial ownership interest in these funds. As of December 31, 2021, none of the Trustees or nominees beneficially owned shares of any of the following funds: Putnam VT Global Health Care Fund, Putnam VT Government Money Market Fund, or Putnam VT Multi-Asset Absolute Return Fund. All references in the tables are to Class IA shares unless otherwise indicated. As reflected in the tables above, Trustees/nominees and officers own shares of the retail Putnam funds that are counterparts to Putnam Variable Trust’s various portfolios.

C-11

Trustee/Nominee Name
Fund Name	Paul L. Joskow*	George Putnam, III
Putnam VT Diversified Income Fund	$1-$10,000	N/A
Putnam VT Emerging Markets Equity Fund	$1-$10,000	N/A
Putnam VT Focused International Equity Fund	$1-$10,000	N/A
Putnam VT George Putnam Balanced Fund	$1-$10,000	N/A
Putnam VT Global Asset Allocation Fund	$1-$10,000	$10,001-$50,000
Putnam VT Growth Opportunities Fund	$1-$10,000	N/A
Putnam VT High Yield Fund	$1-$10,000	N/A
Putnam VT Income Fund	$1-$10,000	N/A
Putnam VT International Equity Fund	$1-$10,000	N/A
Putnam VT International Value Fund	$1-$10,000	N/A
Putnam VT Large Cap Value Fund	$10,001-$50,000	N/A
Putnam VT Mortgage Securities Fund	$1-$10,000	N/A
Putnam VT Multi-Cap Core Fund	$1-$10,000	N/A
Putnam VT Research Fund	$1-$10,000	N/A
Putnam VT Small Cap Growth Fund	$1-$10,000	N/A
Putnam VT Small Cap Value Fund	$1-$10,000	N/A
Putnam VT Sustainable Future Fund	$1-$10,000	N/A
Putnam VT Sustainable Leaders Fund	$10,001-$50,000	N/A

* Dr. Joskow is retiring and is not standing for re-election to your fund’s Board. He will serve until June 30, 2022, when he will retire.

C-12

Appendix D — Trustee Compensation Table

The following table includes the year each Trustee became a Trustee of the Putnam funds, the fees paid to each of those Trustees by each fund included in this proxy statement for its most recent fiscal year (ended prior to March 31, 2022), and the fees paid to each of those Trustees by all of the Putnam funds during calendar year 2021. Mses. Murphy and Pillai did not serve as Trustees of the Board during any fund’s recently completed fiscal year or during the calendar year 2021 and are therefore not included in the table below.

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam California Tax Exempt Income Fund	Putnam Convertible Securities Fund		Putnam Diversified Income Trust		Putnam Dynamic Asset Allocation Balanced Fund
Liaquat Ahamed / 2012(3)	$3,299	N/A	$4,270	N/A	$7,858	N/A	$7,563	N/A
Ravi Akhoury / 2009(4)	$3,299	N/A	$4,270	N/A	$7,858	N/A	$7,563	N/A
Barbara M. Baumann / 2010(3)	$3,299	N/A	$4,270	N/A	$7,858	N/A	$7,563	N/A
Katinka Domotorffy / 2012(3)	$3,299	N/A	$4,270	N/A	$7,858	N/A	$7,563	N/A
Catharine Bond Hill / 2017	$3,299	N/A	$4,270	N/A	$7,858	N/A	$7,563	N/A
Paul L. Joskow / 1997(3)(4)	$3,299	$612	$4,270	$415	$7,858	$1,520	$7,563	$1,373
Kenneth R. Leibler / 2006(5)	$4,395	N/A	$5,807	N/A	$10,472	N/A	$10,073	N/A
George Putnam, III / 1984(6)	$3,527	$1,049	$4,591	$708	$8,403	$2,606	$8,086	$2,353
Manoj P. Singh / 2017(7)	$3,527	N/A	$4,591	N/A	$8,403	N/A	$8,086	N/A
Mona K. Sutphen / 2020	$3,141	N/A	$4,136	N/A	$7,477	N/A	$7,212	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Dynamic Asset Allocation Conservative Fund		Putnam Dynamic Asset Allocation Equity Fund		Putnam Dynamic Asset Allocation Growth Fund		Putnam Dynamic Risk Allocation Fund
Liaquat Ahamed / 2012(3)	$3,033	N/A	$258	N/A	$8,436	N/A	$301	N/A
Ravi Akhoury / 2009(4)	$3,033	N/A	$258	N/A	$8,436	N/A	$301	N/A
Barbara M. Baumann / 2010(3)	$3,033	N/A	$263	N/A	$8,436	N/A	$306	N/A
Katinka Domotorffy / 2012(3)	$3,033	N/A	$258	N/A	$8,436	N/A	$301	N/A
Catharine Bond Hill / 2017	$3,033	N/A	$258	N/A	$8,436	N/A	$301	N/A
Paul L. Joskow / 1997(3)(4)	$3,033	$561	$258	$41	$8,436	$1,473	$301	$47
Kenneth R. Leibler / 2006(5)	$4,041	N/A	$349	N/A	$11,233	N/A	$407	N/A
George Putnam, III / 1984(6)	$3,243	$962	$277	$71	$9,019	$2,523	$323	$82
Manoj P. Singh / 2017(7)	$3,243	N/A	$272	N/A	$9,019	N/A	$317	N/A
Mona K. Sutphen / 2020	$2,890	N/A	$249	N/A	$8,048	N/A	$290	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-1

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Emerging Markets Equity Fund		Putnam Fixed Income Absolute Return Fund		Putnam Floating Rate Income Fund		Putnam Focused Equity Fund
Liaquat Ahamed / 2012(3)	$1,916	N/A	$2,058	N/A	$1,285	N/A	$2,587	N/A
Ravi Akhoury / 2009(4)	$1,916	N/A	$2,058	N/A	$1,285	N/A	$2,587	N/A
Barbara M. Baumann / 2010(3)	$1,916	N/A	$2,058	N/A	$1,335	N/A	$2,587	N/A
Katinka Domotorffy / 2012(3)	$1,916	N/A	$2,058	N/A	$1,285	N/A	$2,587	N/A
Catharine Bond Hill / 2017	$1,916	N/A	$2,058	N/A	$1,285	N/A	$2,587	N/A
Paul L. Joskow / 1997(3)(4)	$1,916	$241	$2,058	$205	$1,285	$59	$2,587	$391
Kenneth R. Leibler / 2006(5)	$2,577	N/A	$2,802	N/A	$1,742	N/A	$3,494	N/A
George Putnam, III / 1984(6)	$2,054	$413	$2,213	$350	$1,380	$100	$2,776	$670
Manoj P. Singh / 2017(7)	$2,054	N/A	$2,213	N/A	$1,330	N/A	$2,776	N/A
Mona K. Sutphen / 2020	$1,852	N/A	$1,994	N/A	$1,135	N/A	$2,491	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Focused International Equity Fund		George Putnam Balanced Fund		Putnam Global Health Care Fund		Putnam Global Income Trust
Liaquat Ahamed / 2012(3)	$4,329	N/A	6,225	N/A	$5,475	N/A	$1,083	N/A
Ravi Akhoury / 2009(4)	$4,329	N/A	6,225	N/A	$5,475	N/A	$1,083	N/A
Barbara M. Baumann / 2010(3)	$4,329	N/A	6,225	N/A	$5,475	N/A	$1,083	N/A
Katinka Domotorffy / 2012(3)	$4,329	N/A	6,225	N/A	$5,475	N/A	$1,083	N/A
Catharine Bond Hill / 2017	$4,329	N/A	6,225	N/A	$5,475	N/A	$1,083	N/A
Paul L. Joskow / 1997(3)(4)	$4,329	$409	6,225	$879	$5,475	$784	$1,083	$107
Kenneth R. Leibler / 2006(5)	$5,887	N/A	8,399	N/A	$7,394	N/A	$1,473	N/A
George Putnam, III / 1984(6)	$4,654	$700	6,678	$1,508	$5,875	$1,344	$1,164	$182
Manoj P. Singh / 2017(7)	$4,654	N/A	6,678	N/A	$5,875	N/A	$1,164	N/A
Mona K. Sutphen / 2020	$4,199	N/A	5,999	N/A	$5,273	N/A	$1,049	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-2

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Global Technology Fund		Putnam Government Money Market Fund		Putnam Growth Opportunities Fund		Putnam High Yield Fund
Liaquat Ahamed / 2012(3)	$3,678	N/A	564	N/A	$30,621	N/A	$5,268	N/A
Ravi Akhoury / 2009(4)	$3,678	N/A	564	N/A	$30,621	N/A	$5,268	N/A
Barbara M. Baumann / 2010(3)	$3,678	N/A	564	N/A	$30,621	N/A	$5,268	N/A
Katinka Domotorffy / 2012(3)	$3,678	N/A	564	N/A	$30,621	N/A	$5,268	N/A
Catharine Bond Hill / 2017	$3,678	N/A	564	N/A	$30,621	N/A	$5,268	N/A
Paul L. Joskow / 1997(3)(4)	$3,678	$480	564	$106	$30,621	$4,264	$5,268	$407
Kenneth R. Leibler / 2006(5)	$4,952	N/A	752	N/A	$41,314	N/A	$7,165	N/A
George Putnam, III / 1984(6)	$3,943	$822	603	$182	$32,849	$7,316	$5,663	$692
Manoj P. Singh / 2017(7)	$3,943	N/A	603	N/A	$32,849	N/A	$5,663	N/A
Mona K. Sutphen / 2020	$3,546	N/A	537	N/A	$29,526	N/A	$5,100	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Income Fund		Putnam Income Strategies Portfolio		Putnam Intermediate-Term Municipal Income Fund		Putnam International Capital Opportunities Fund
Liaquat Ahamed / 2012(3)	$16,263	N/A	$51	N/A	$60	N/A	$1,307	N/A
Ravi Akhoury / 2009(4)	$16,263	N/A	$51	N/A	$60	N/A	$1,307	N/A
Barbara M. Baumann / 2010(3)	$16,263	N/A	$51	N/A	$60	N/A	$1,307	N/A
Katinka Domotorffy / 2012(3)	$16,263	N/A	$51	N/A	$60	N/A	$1,307	N/A
Catharine Bond Hill / 2017	$16,263	N/A	$51	N/A	$60	N/A	$1,307	N/A
Paul L. Joskow / 1997(3)(4)	$16,263	$1,649	$51	$7	$60	$5	$1,307	$182
Kenneth R. Leibler / 2006(5)	$22,137	N/A	$69	N/A	$82	N/A	$1,762	N/A
George Putnam, III / 1984(6)	$17,487	$2,818	$55	$12	$64	$8	$1,402	$313
Manoj P. Singh / 2017(7)	$17,487	N/A	$55	N/A	$64	N/A	$1,402	N/A
Mona K. Sutphen / 2020	$15,737	N/A	$49	N/A	$58	N/A	$1,259	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-3

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam International Equity Fund		Putnam International Value Fund		Putnam Large Cap Value Fund		Putnam Massachusetts Tax Exempt Income Fund
Liaquat Ahamed / 2012(3)	$2,929	N/A	$440	N/A	$63,674	N/A	$1,098	N/A
Ravi Akhoury / 2009(4)	$2,929	N/A	$440	N/A	$63,674	N/A	$1,098	N/A
Barbara M. Baumann / 2010(3)	$2,982	N/A	$447	N/A	$63,674	N/A	$1,119	N/A
Katinka Domotorffy / 2012(3)	$2,929	N/A	$440	N/A	$63,674	N/A	$1,098	N/A
Catharine Bond Hill / 2017	$2,929	N/A	$440	N/A	$63,674	N/A	$1,098	N/A
Paul L. Joskow / 1997(3)(4)	$2,929	$449	$440	$65	$63,674	$4,262	$1,098	$167
Kenneth R. Leibler / 2006(5)	$3,962	N/A	$594	N/A	$86,517	N/A	$1,485	N/A
George Putnam, III / 1984(6)	$3,144	$770	$472	$112	$68,433	$7,249	$1,179	$287
Manoj P. Singh / 2017(7)	$3,091	N/A	$464	N/A	$68,433	N/A	$1,158	N/A
Mona K. Sutphen / 2020	$2,818	N/A	$423	N/A	$61,895	N/A	$1,058	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Minnesota Tax Exempt Income Fund		Putnam Money Market Fund		Putnam Mortgage Opportunities Fund		Putnam Mortgage Securities Fund
Liaquat Ahamed / 2012(3)	$527	N/A	$2,182	N/A	$733	N/A	$2,036	N/A
Ravi Akhoury / 2009(4)	$527	N/A	$2,182	N/A	$733	N/A	$2,036	N/A
Barbara M. Baumann / 2010(3)	$537	N/A	$2,182	N/A	$752	N/A	$2,036	N/A
Katinka Domotorffy / 2012(3)	$527	N/A	$2,182	N/A	$733	N/A	$2,036	N/A
Catharine Bond Hill / 2017	$527	N/A	$2,182	N/A	$733	N/A	$2,036	N/A
Paul L. Joskow / 1997(3)(4)	$527	$80	$2,182	$425	$733	$111	$2,036	$390
Kenneth R. Leibler / 2006(5)	$713	N/A	$2,908	N/A	$988	N/A	$2,713	N/A
George Putnam, III / 1984(6)	$566	$138	$2,333	$729	$786	$191	$2,177	$669
Manoj P. Singh / 2017(7)	$556	N/A	$2,333	N/A	$768	N/A	$2,177	N/A
Mona K. Sutphen / 2020	$508	N/A	$2,074	N/A	$711	N/A	$1,938	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-4

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Multi-Asset Absolute Return Fund		Putnam Multi-Cap Core Fund		Putnam New Jersey Tax Exempt Income Fund		Putnam New York Tax Exempt Income Fund
Liaquat Ahamed / 2012(3)	$3,066	N/A	$11,878	N/A	$605	N/A	$4,395	N/A
Ravi Akhoury / 2009(4)	$3,066	N/A	$11,878	N/A	$605	N/A	$4,395	N/A
Barbara M. Baumann / 2010(3)	$3,066	N/A	$12,208	N/A	$617	N/A	$4,395	N/A
Katinka Domotorffy / 2012(3)	$3,066	N/A	$11,878	N/A	$605	N/A	$4,395	N/A
Catharine Bond Hill / 2017	$3,066	N/A	$11,878	N/A	$605	N/A	$4,395	N/A
Paul L. Joskow / 1997(3)(4)	$3,066	$317	$11,878	$1,503	$605	$94	$4,395	$325
Kenneth R. Leibler / 2006(5)	$4,180	N/A	$16,080	N/A	$818	N/A	$5,982	N/A
George Putnam, III / 1984(6)	$3,298	$543	$12,753	$2,584	$650	$162	$4,726	$553
Manoj P. Singh / 2017(7)	$3,298	N/A	$12,424	N/A	$638	N/A	$4,726	N/A
Mona K. Sutphen / 2020	$2,969	N/A	$10,869	N/A	$583	N/A	$4,263	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Ohio Tax Exempt Income Fund		Putnam Pennsylvania Tax Exempt Income Fund		Putnam PanAgora Risk Parity Fund		Putnam Research Fund
Liaquat Ahamed / 2012(3)	$404	N/A	$563	N/A	$157	N/A	$1,538	N/A
Ravi Akhoury / 2009(4)	$404	N/A	$563	N/A	$157	N/A	$1,538	N/A
Barbara M. Baumann / 2010(3)	$412	N/A	$574	N/A	$157	N/A	$1,538	N/A
Katinka Domotorffy / 2012(3)	$404	N/A	$563	N/A	$157	N/A	$1,538	N/A
Catharine Bond Hill / 2017	$404	N/A	$563	N/A	$157	N/A	$1,538	N/A
Paul L. Joskow / 1997(3)(4)	$404	$63	$563	$87	$157	$22	$1,538	$215
Kenneth R. Leibler / 2006(5)	$546	N/A	$761	N/A	$212	N/A	$2,074	N/A
George Putnam, III / 1984(6)	$433	$108	$604	$150	$169	$38	$1,649	$369
Manoj P. Singh / 2017(7)	$425	N/A	$593	N/A	$169	N/A	$1,649	N/A
Mona K. Sutphen / 2020	$389	N/A	$542	N/A	$151	N/A	$1,484	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-5

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Retirement Advantage 2025 Fund		Putnam Retirement Advantage 2030 Fund		Putnam Retirement Advantage 2035 Fund		Putnam Retirement Advantage 2040 Fund
Liaquat Ahamed / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Ravi Akhoury / 2009(4)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Barbara M. Baumann / 2010(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Catharine Bond Hill / 2017	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Paul L. Joskow / 1997(3)(4)	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth R. Leibler / 2006(5)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
George Putnam, III / 1984(6)	$0	$0	$0	$0	$0	$0	$0	$0
Manoj P. Singh / 2017(7)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen / 2020	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Retirement Advantage 2045 Fund		Putnam Retirement Advantage 2050 Fund		Putnam Retirement Advantage 2055 Fund		Putnam Retirement Advantage 2060 Fund
Liaquat Ahamed / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Ravi Akhoury / 2009(4)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Barbara M. Baumann / 2010(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Catharine Bond Hill / 2017	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Paul L. Joskow / 1997(3)(4)	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth R. Leibler / 2006(5)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
George Putnam, III / 1984(6)	$0	$0	$0	$0	$0	$0	$0	$0
Manoj P. Singh / 2017(7)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen / 2020	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-6

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Retirement Advantage 2065 Fund		Putnam Retirement Advantage Maturity Fund		Putnam RetirementReady 2025 Fund		Putnam RetirementReady 2030 Fund
Liaquat Ahamed / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Ravi Akhoury / 2009(4)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Barbara M. Baumann / 2010(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Catharine Bond Hill / 2017	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Paul L. Joskow / 1997(3)(4)	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth R. Leibler / 2006(5)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
George Putnam, III / 1984(6)	$0	$0	$0	$0	$0	$0	$0	$0
Manoj P. Singh / 2017(7)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen / 2020	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam RetirementReady 2035 Fund		Putnam RetirementReady 2040 Fund		Putnam RetirementReady 2045 Fund		Putnam RetirementReady 2050 Fund
Liaquat Ahamed / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Ravi Akhoury / 2009(4)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Barbara M. Baumann / 2010(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Catharine Bond Hill / 2017	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Paul L. Joskow / 1997(3)(4)	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth R. Leibler / 2006(5)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
George Putnam, III / 1984(6)	$0	$0	$0	$0	$0	$0	$0	$0
Manoj P. Singh / 2017(7)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen / 2020	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-7

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam RetirementReady 2055 Fund		Putnam RetirementReady 2060 Fund		Putnam RetirementReady 2065 Fund		Putnam RetirementReady Maturity Fund
Liaquat Ahamed / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Ravi Akhoury / 2009(4)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Barbara M. Baumann / 2010(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Katinka Domotorffy / 2012(3)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Catharine Bond Hill / 2017	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Paul L. Joskow / 1997(3)(4)	$0	$0	$0	$0	$0	$0	$0	$0
Kenneth R. Leibler / 2006(5)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
George Putnam, III / 1984(6)	$0	$0	$0	$0	$0	$0	$0	$0
Manoj P. Singh / 2017(7)	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Mona K. Sutphen / 2020	$0	N/A	$0	N/A	$0	N/A	$0	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Short Duration Bond Fund		Putnam Short-Term Investment Fund		Putnam Short-Term Municipal Income Fund		Putnam Small Cap Growth Fund
Liaquat Ahamed / 2012(3)	$9,411	N/A	$10,971	N/A	$203	N/A	$2,524	N/A
Ravi Akhoury / 2009(4)	$9,411	N/A	$10,971	N/A	$203	N/A	$2,524	N/A
Barbara M. Baumann / 2010(3)	$9,411	N/A	$10,971	N/A	$203	N/A	$2,564	N/A
Katinka Domotorffy / 2012(3)	$9,411	N/A	$10,971	N/A	$203	N/A	$2,524	N/A
Catharine Bond Hill / 2017	$9,411	N/A	$10,971	N/A	$203	N/A	$2,524	N/A
Paul L. Joskow / 1997(3)(4)	$9,411	$854	$10,971	$1,760	$203	$16	$2,524	$373
Kenneth R. Leibler / 2006(5)	$12,804	N/A	$14,863	N/A	$277	N/A	$3,415	N/A
George Putnam, III / 1984(6)	$10,118	$1,459	$11,782	$3,023	$219	$27	$2,710	$640
Manoj P. Singh / 2017(7)	$10,118	N/A	$11,782	N/A	$219	N/A	$2,669	N/A
Mona K. Sutphen / 2020	$9,143	N/A	$10,560	N/A	$197	N/A	$2,423	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-8

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Small Cap Value Fund		Putnam Strategic Intermediate Municipal Fund		Putnam Sustainable Future Fund		Putnam Sustainable Leaders Fund
Liaquat Ahamed / 2012(3)	$552	N/A	$953	N/A	$2,290	N/A	$20,439	N/A
Ravi Akhoury / 2009(4)	$552	N/A	$953	N/A	$2,290	N/A	$20,439	N/A
Barbara M. Baumann / 2010(3)	$572	N/A	$953	N/A	$2,350	N/A	$20,797	N/A
Katinka Domotorffy / 2012(3)	$552	N/A	$953	N/A	$2,290	N/A	$20,439	N/A
Catharine Bond Hill / 2017	$552	N/A	$953	N/A	$2,290	N/A	$20,439	N/A
Paul L. Joskow / 1997(3)(4)	$552	$35	$953	$148	$2,290	$291	$20,439	$3,045
Kenneth R. Leibler / 2006(5)	$748	N/A	$1, 288	N/A	$3,102	N/A	$27,659	N/A
George Putnam, III / 1984(6)	$593	$60	$1,023	$253	$2,460	$500	$21,943	$5,227
Manoj P. Singh / 2017(7)	$573	N/A	$1,023	N/A	$2,400	N/A	$21,584	N/A
Mona K. Sutphen / 2020	$491	N/A	$917	N/A	$2,105	N/A	$19,671	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam Tax Exempt Income Fund		Putnam Tax-Free High Yield Fund		Putnam Ultra Short Duration Income Fund		Putnam VT Diversified Income Fund
Liaquat Ahamed / 2012(3)	$2,579	N/A	$3,027	N/A	$59,779	N/A	$631	N/A
Ravi Akhoury / 2009(4)	$2,579	N/A	$3,027	N/A	$59,779	N/A	$631	N/A
Barbara M. Baumann / 2010(3)	$2,579	N/A	$3,027	N/A	$59,779	N/A	$631	N/A
Katinka Domotorffy / 2012(3)	$2,579	N/A	$3,027	N/A	$59,779	N/A	$631	N/A
Catharine Bond Hill / 2017	$2,579	N/A	$3,027	N/A	$59,778	N/A	$631	N/A
Paul L. Joskow / 1997(3)(4)	$2,579	$474	$3,027	$454	$59,779	$9,326	$631	$42
Kenneth R. Leibler / 2006(5)	$3,436	N/A	$4,089	N/A	$80,876	N/A	$850	N/A
George Putnam, III / 1984(6)	$2,758	$813	$3,248	$780	$64,174	$16,009	$676	$72
Manoj P. Singh / 2017(7)	$2,758	N/A	$3,248	N/A	$64,174	N/A	$676	N/A
Mona K. Sutphen / 2020	$2,458	N/A	$2,917	N/A	$57,510	N/A	$607	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-9

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam VT Emerging Markets Equity Fund		Putnam VT Focused International Equity Fund		Putnam VT George Putnam Balanced Fund		Putnam VT Global Asset Allocation Fund
Liaquat Ahamed / 2012(3)	$128	N/A	$756	N/A	$819	N/A	$449	N/A
Ravi Akhoury / 2009(4)	$128	N/A	$756	N/A	$819	N/A	$449	N/A
Barbara M. Baumann / 2010(3)	$128	N/A	$756	N/A	$819	N/A	$449	N/A
Katinka Domotorffy / 2012(3)	$128	N/A	$756	N/A	$819	N/A	$449	N/A
Catharine Bond Hill / 2017	$128	N/A	$756	N/A	$819	N/A	$449	N/A
Paul L. Joskow / 1997(3)(4)	$128	$9	$756	$48	$819	$52	$449	$29
Kenneth R. Leibler / 2006(5)	$173	N/A	$1,019	N/A	$1,104	N/A	$605	N/A
George Putnam, III / 1984(6)	$138	$15	$811	$83	$878	$90	$482	$50
Manoj P. Singh / 2017(7)	$138	N/A	$811	N/A	$878	N/A	$482	N/A
Mona K. Sutphen / 2020	$124	N/A	$729	N/A	$790	N/A	$433	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam VT Global Health Care Fund		Putnam VT Government Money Market Fund		Putnam VT Growth Opportunities Fund		Putnam VT High Yield Fund
Liaquat Ahamed / 2012(3)	$567	N/A	288	N/A	$3,980	N/A	$617	N/A
Ravi Akhoury / 2009(4)	$567	N/A	288	N/A	$3,980	N/A	$617	N/A
Barbara M. Baumann / 2010(3)	$567	N/A	288	N/A	$3,980	N/A	$617	N/A
Katinka Domotorffy / 2012(3)	$567	N/A	288	N/A	$3,980	N/A	$617	N/A
Catharine Bond Hill / 2017	$567	N/A	288	N/A	$3,980	N/A	$617	N/A
Paul L. Joskow / 1997(3)(4)	$567	$35	288	$19	$3,980	$251	$617	$40
Kenneth R. Leibler / 2006(5)	$764	N/A	389	N/A	$5,364	N/A	$832	N/A
George Putnam, III / 1984(6)	$608	$61	309	$33	$4,268	$434	$662	$70
Manoj P. Singh / 2017(7)	$608	N/A	309	N/A	$4,268	N/A	$662	N/A
Mona K. Sutphen / 2020	$546	N/A	277	N/A	$3,833	N/A	$594	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-10

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam VT Income Fund		Putnam VT International Equity Fund		Putnam VT International Value Fund		Putnam VT Large Cap Value Fund
Liaquat Ahamed / 2012(3)	$808	N/A	$854	N/A	$272	N/A	$5,442	N/A
Ravi Akhoury / 2009(4)	$808	N/A	$854	N/A	$272	N/A	$5,442	N/A
Barbara M. Baumann / 2010(3)	$808	N/A	$854	N/A	$272	N/A	$5,442	N/A
Katinka Domotorffy / 2012(3)	$808	N/A	$854	N/A	$272	N/A	$5,442	N/A
Catharine Bond Hill / 2017	$808	N/A	$854	N/A	$272	N/A	$5,442	N/A
Paul L. Joskow / 1997(3)(4)	$808	$52	$854	$55	$272	$17	$5,442	$339
Kenneth R. Leibler / 2006(5)	$1,089	N/A	$1,151	N/A	$367	N/A	$7,335	N/A
George Putnam, III / 1984(6)	$867	$90	$916	$95	$292	$30	$5,836	$586
Manoj P. Singh / 2017(7)	$867	N/A	$916	N/A	$292	N/A	$5,836	N/A
Mona K. Sutphen / 2020	$776	N/A	$823	N/A	$263	N/A	$5,256	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam VT Mortgage Securities Fund		Putnam VT Multi-Asset Absolute Return Fund		Putnam VT Multi-Cap Core Fund		Putnam VT Research Fund
Liaquat Ahamed / 2012(3)	$162	N/A	$83	N/A	$1,005	N/A	$208	N/A
Ravi Akhoury / 2009(4)	$162	N/A	$83	N/A	$1,005	N/A	$208	N/A
Barbara M. Baumann / 2010(3)	$162	N/A	$83	N/A	$1,005	N/A	$208	N/A
Katinka Domotorffy / 2012(3)	$162	N/A	$83	N/A	$1,005	N/A	$208	N/A
Catharine Bond Hill / 2017	$162	N/A	$83	N/A	$1,005	N/A	$208	N/A
Paul L. Joskow / 1997(3)(4)	$162	$11	$83	$5	$1,005	$64	$208	$12
Kenneth R. Leibler / 2006(5)	$218	N/A	$111	N/A	$1,355	N/A	$280	N/A
George Putnam, III / 1984(6)	$174	$19	$89	$9	$1,078	$111	$223	$21
Manoj P. Singh / 2017(7)	$174	N/A	$89	N/A	$1,078	N/A	$223	N/A
Mona K. Sutphen / 2020	$156	N/A	$79	N/A	$970	N/A	$201	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

D-11

Trustees	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)	Aggregate compensation from the fund ($)	Pension or retirement benefits accrued as part of fund expenses ($)
	Putnam VT Small Cap Growth Fund		Putnam VT Small Cap Value Fund		Putnam VT Sustainable Future Fund		Putnam VT Sustainable Leaders Fund
Liaquat Ahamed / 2012(3)	$132	N/A	$489	N/A	$163	N/A	$3,415	N/A
Ravi Akhoury / 2009(4)	$132	N/A	$489	N/A	$163	N/A	$3,415	N/A
Barbara M. Baumann / 2010(3)	$132	N/A	$489	N/A	$163	N/A	$3,415	N/A
Katinka Domotorffy / 2012(3)	$132	N/A	$489	N/A	$163	N/A	$3,415	N/A
Catharine Bond Hill / 2017	$132	N/A	$489	N/A	$163	N/A	$3,415	N/A
Paul L. Joskow / 1997(3)(4)	$132	$9	$489	$32	$163	$11	$3,415	$213
Kenneth R. Leibler / 2006(5)	$178	N/A	$659	N/A	$219	N/A	$4,602	N/A
George Putnam, III / 1984(6)	$142	$15	$524	$55	$175	$19	$3,662	$368
Manoj P. Singh / 2017(7)	$142	N/A	$524	N/A	$175	N/A	$3,662	N/A
Mona K. Sutphen / 2020	$127	N/A	$473	N/A	$157	N/A	$3,293	N/A
Robert L. Reynolds / 2008(8)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Trustees/Year	Estimated annual benefits from all Putnam Funds upon retirement ($)(1)	Total compensation from all Putnam funds ($)(2)
Liaquat Ahamed / 2012(3)	N/A	$345,000
Ravi Akhoury / 2009(4)	N/A	$345,000
Barbara M. Baumann / 2010(3)	N/A	$345,000
Katinka Domotorffy / 2012(3)	N/A	$345,000
Catharine Bond Hill / 2017	N/A	$345,000
Paul L. Joskow / 1997(3)(4)	$113,417	$345,000
Kenneth R. Leibler / 2006(5)	N/A	$465,000
George Putnam, III / 1984(6)	$130,333	$370,000
Manoj P. Singh / 2017(7)	N/A	$370,000
Mona K. Sutphen / 2020	N/A	$332,500
Robert L. Reynolds / 2008(8)	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

(2) As of March 31, 2022, there were 100 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of each fund’s fiscal year ended prior to December 31, 2021, the total amounts of deferred compensation payable each fund listed below, including income earned on such amounts, to these Trustees were (in dollars):

D-12

Fund	Mr. Ahamed	Ms. Baumann	Ms. Domotorffy	Dr. Hill	Dr. Joskow
Putnam California Tax Exempt Income Fund	$21,434	$17,167	$17,534	$7,606	$76,500
Putnam Convertible Securities Fund	$12,230	$9,769	$9,972	$4,553	$43,510
Putnam Diversified Income Fund	$45,702	$36,603	$37,387	$16,218	$163,114
Putnam Dynamic Asset Allocation Balanced Fund	$19,786	$15,847	$16,186	$7,021	$70,618
Putnam Dynamic Asset Allocation Conservative Fund	$8,325	$6,668	$6,811	$2,955	$29,716
Putnam Dynamic Asset Allocation Equity Fund	$304	$245	$252	$101	$1,093
Putnam Dynamic Asset Allocation Growth Fund	$20,666	$16,552	$16,906	$7,334	$73,759
Putnam Dynamic Risk Allocation Fund	$935	$756	$775	$312	$3,366
Putnam Emerging Markets Equity Fund	$11,721	$9,408	$9,619	$4,172	$41,896
Putnam Fixed Income Absolute Return Fund	$6,257	$4,998	$5,102	$2,329	$22,259
Putnam Floating Rate Income Fund	$5,172	$4,214	$4,332	$1,627	$18,757
Putnam Focused Equity Fund	$39,852	$31,986	$32,703	$14,184	$142,443
Putnam Focused International Equity Fund	$36,572	$29,212	$29,821	$13,615	$130,110
George Putnam Balanced Fund	$28,733	$23,124	$23,664	$10,256	$102,975
Putnam Global Health Care Fund	$25,320	$20,323	$20,778	$9,012	$90,502
Putnam Global Income Fund	$5,876	$4,693	$4,791	$2,187	$20,903
Putnam Global Technology Fund	$798	$641	$655	$284	$2,853
Putnam Government Money Market Fund	$211	$169	$172	$75	$752
Putnam Growth Opportunities Fund	$94,561	$76,102	$77,879	$33,754	$338,891
Putnam High Yield Fund	$39,803	$31,708	$32,338	$15,089	$143,667
Putnam Income Fund	$23,297	$18,609	$18,997	$8,673	$82,884
Putnam Income Strategies Portfolio	$1	$01	$1	$0	$4
Putnam Intermediate-Term Municipal Fund	$63	$50	$51	$24	$226
Putnam International Capital Opportunities Fund	$9,472	$7,602	$7,773	$3,371	$33,856
Putnam International Equity Fund	$37,174	$29,998	$30,727	$12,373	$133,651
Putnam International Value Fund	$5,593	$4,513	$4,623	$1,861	$20,107
Putnam Large Cap Value Fund	$169,701	$135,549	$138,373	$63,177	$603,738
Putnam Massachusetts Tax Exempt Income Fund	$3,832	$3,099	$3,177	$1,279	$13,796
Putnam Minnesota Tax Exempt Income Fund	$2,231	$1,805	$1,850	$745	$8,034
Putnam Money Market Fund	$21,414	$17,151	$17,518	$7,599	$76,429
Putnam Mortgage Opportunities Fund	$287	$232	$238	$96	$1,033
Putnam Mortgage Securities Fund	$33,532	$26,856	$27,431	$11,899	$119,676
Putnam Multi-Asset Absolute Return Fund	$12,546	$10,021	$10,230	$4,671	$44,633
Putnam Multi-Cap Core Fund	$34,607	$28,061	$28,797	$11,586	$124,937
Putnam New Jersey Tax Exempt Income Fund	$3,055	$2,471	$2,533	$1,020	$11,000
Putnam New York Tax Exempt Income Fund	$16,606	$13,229	$13,492	$6,295	$59,939
Putnam Ohio Tax Exempt Income Fund	$2,499	$2,020	$2,072	$834	$8,996
Putnam PanAgora Risk Parity Fund	$38	$31	$31	$14	$136
Putnam Pennsylvania Tax Exempt Fund	$2,927	$2,367	$2,427	$977	$10,540
Putnam Research Fund	$5,492	$4,420	$4,523	$1,961	$19,683
Putnam Short Duration Income Fund	$22,789	$18,340	$18,768	$8,135	$81,671
Putnam Short Term Investment Fund	$13,153	$10,586	$10,833	$4,695	$47,139
Putnam Short-Term Municipal Income Fund	$78	$62	$64	$30	$282
Putnam Small Cap Growth Fund	$8,171	$6,594	$6,754	$2,720	$29,378
Putnam Small Cap Value Fund	$4,326	$3,525	$3,624	$1,361	$15,691
Putnam Strategic Intermediate Municipal Fund	$6,269	$5,045	$5,163	$2,238	$22,467
Putnam Sustainable Future Fund	$4,487	$3,639	$3,734	$1,502	$16,200
Putnam Sustainable Leaders Fund	$116,999	$94,414	$96,709	$38,941	$420,648
Putnam Tax Exempt Income Fund	$21,872	$17,518	$17,893	$7,762	$78,064
D-13

Putnam Tax-Free High Yield Fund	$19,413	$15,623	$15,988	$6,929	$69,572
Putnam Ultra Short Duration Bond Fund	$2,254	$1,800	$1,838	$839	$8,018
Putnam VT Diversified Income Fund	$4,451	$3,813	$4,327	$1,833	$17,143
Putnam VT Emerging Markets Equity Fund	$2,141	$1,834	$2,081	$882	$8,244
Putnam VT Focused International Equity Fund	$13,718	$11,752	$13,334	$5,650	$52,831
Putnam VT George Putnam Balanced Fund	$3,389	$2,903	$3,294	$1,396	$13,050
Putnam VT Global Asset Allocation Fund	$5,143	$4,406	$4,999	$2,119	$19,809
Putnam VT Global Health Care Fund	$2,640	$2,262	$2,566	$1,087	$10,167
Putnam VT Government Money Market Fund	$3,270	$2,802	$3,179	$1,347	$12,595
Putnam VT Growth Opportunities Fund	$22,561	$19,328	$21,930	$9,293	$86,890
Putnam VT High Yield Fund	$7,329	$6,279	$7,124	$3,019	$28,227
Putnam VT Income Fund	$7,532	$6,452	$7,321	$3,102	$29,006
Putnam VT International Equity Fund	$5,329	$4,565	$5,179	$2,195	$20,522
Putnam VT International Value Fund	$2,607	$2,233	$2,534	$1,074	$10,039
Putnam VT Large Cap Value Fund	$33,333	$28,556	$32,400	$13,730	$128,376
Putnam VT Mortgage Securities Fund	$2,331	$1,997	$2,266	$960	$8,978
Putnam VT Multi-Asset Absolute Return Fund	$143	$122	$139	$59	$550
Putnam VT Multi-Cap Core Fund	$4,895	$4,194	$4,758	$2,016	$18,853
Putnam VT Research Fund	$2,050	$1,756	$1,993	$844	$7,895
Putnam VT Small Cap Growth Fund	$1,067	$914	$1,037	$440	$4,110
Putnam VT Small Cap Value Fund	$3,444	$2,951	$3,348	$1,419	$13,264
Putnam VT Sustainable Futures Fund	$1,249	$1,070	$1,214	$515	$4,812
Putnam VT Sustainable Leaders Fund	$20,220	$17,322	$19,654	$8,329	$77,872

(4) Mr. Akhoury and Dr. Joskow are not standing for re-election and each will serve until June 30, 2022, when he will retire.

(5) Includes additional compensation to Mr. Leibler for service as Chair of the Trustees of the Putnam funds.

(6) Includes additional compensation to Mr. Putnam for service as Chair of the Contract Committee.

(7) Includes additional compensation to Mr. Singh for service as Chair of the Audit, Compliance and Risk Committee.

(8) Mr. Reynolds is an “interested person” of the funds and Putnam Management.

D-14

Appendix E — 5% Beneficial Ownership

As of [ ], to the knowledge of the Putnam funds, no person owned beneficially or of record 5% or more of any class of shares of any Putnam fund, except as shown in the tables below. Additional ownership information for the Putnam closed-end funds is shown separately at the end of this Appendix E.

Class	Shareholder Name and Address	Holdings	Percentage Owned
Putnam [ ] Fund
[ ]	[ ]	[ ]	[ ]%

E-1

Putnam Investments

100 Federal Street

Boston, MA 02110

1-800-225-1581

Address correspondence to

Putnam Investor Services

P.O. Box 8383

Boston, MA 02266-8383

putnam.com

[     ]

**Putnam**
**INVESTMENTS**

P.O. 219697
KANSAS CITY, MO 64121-9697

**SCAN TO**
**VIEW MATERIALS & VOTE**

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D72058-S43010

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**FUND NAME WILL PRINT HERE**

**THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.**

1. Election of Trustees

**Nominees for Election:**

01) Liaquat Ahamed
02) Barbara M. Baumann
03) Katinka Domotorffy
04) Catharine Bond Hill
05) Kenneth R. Leibler
06) Jennifer Williams Murphy
07) Marie Pillai
08) George Putnam, III
09) Robert L. Reynolds
10) Manoj P. Singh
11) Mona K. Sutphen

| For All | Withhold All | For All Except |
|---|---|---|
| ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

______________________________

**Please be sure to sign and date below:**

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature [Joint Owners] | Date |
|---|---|---|---|
| | | | |

**The proxy statement for this meeting is available at:**

**[TBD]**

Please sign and date the other side of this card.

D72059-S43010

**PUTNAM FUNDS**

By signing on the reverse side, you, as a shareholder of PUTNAM FUNDS, appoint Trustees, Kenneth R. Leibler and George Putnam, III, and either of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your Putnam Funds shares on your behalf at the meeting of shareholders. The meeting will take place on Wednesday, June 29, 2022 at 11:00 a.m., Eastern Time, on the 2nd Floor of 100 Federal Street, Boston, Massachusetts 02110, and may be adjourned to later times or dates. **Your vote is being solicited on behalf of the Trustees**. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reverse side of this card. **If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend**. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

**This proxy is solicited on behalf of the Board of Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Board of Trustees and recommended for approval by shareholders.**